                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                           811-6411

Exact name of registrant as specified in charter:             Voyageur Investment Trust

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        David F. Connor, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      August 31

Date of reporting period:                                     October 31, 2005

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund of the Registrant, information on which is included in the following shareholder reports.


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
FIXED INCOME                                 A member of Lincoln Financial Group






















ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE FLORIDA INSURED FUND














[GRAPHIC OMITTED] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

-------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-------------------------------------------------------------------
PERFORMANCE SUMMARIES:

  Delaware Tax-Free Florida Insured Fund                        6

  Delaware Tax-Free New York Fund                               8
-------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                    10
-------------------------------------------------------------------
SECTOR ALLOCATIONS                                             11
-------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                     12

  Statements of Operations                                     17

  Statements of Changes in Net Assets                          18

  Financial Highlights                                         19

  Notes to Financial Statements                                25
-------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      30
-------------------------------------------------------------------
OTHER FUND INFORMATION                                         31
-------------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       34
-------------------------------------------------------------------













    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

                                           DELAWARE TAX-FREE FLORIDA INSURED AND
                                           DELAWARE TAX-FREE NEW YORK FUNDS
PORTFOLIO                                  September 13, 2005
  MANAGEMENT REVIEW



FUND MANAGERS

Patrick Coyne
Managing Director/Head of Equity Investments

Joseph R. Baxter
Senior Portfolio Manager

Robert F. Collins
Senior Portfolio Manager

Q: PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
A: The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates - notably, the fed- funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings - a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7%, to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3%.
(source: Municipal Market Data)

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential (source: Bloomberg). Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical - the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

Credit has performed well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause. Revenue recovery has firmly taken hold and is easing the transition to structural budget balance for most states. Driving the revenue gains, total non-farm payrolls increased 1.7% in the 12-months ended August 31, 2005, while the unemployment rate decreased from 5.5% to 5.0% (source: U.S. Department of Labor). As a result, most states are experiencing better-than-budgeted growth to date for fiscal 2005, which is providing additional resources to balance fiscal 2006 and lending support for growing spending demands.

For the first eight months of fiscal 2005, state revenues were up a total of 9.5%, with personal income tax and sales tax increases leading the way. Additional factors contributing to positive revenue trends were conservative budget forecasting, low interest rates, and the strong real estate market (source: Municipal Market Data).

Spending pressures still loom, threatening budget stability. The federal government will likely be a source of budget strain in the coming years as it grapples with its own budget deficit. States will also have to deal with traditional budget issues such as social service programs and education funding. The future in most states may depend on economic performance, sustained structural balance, and progress in re-building budget reserves.

Overall, municipal bond issuance remained robust in 2005. As of August 31, 2005, issuance totaled $275.49 billion, a 13.10% increase over the same period last year. Total issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace continues. Drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Year-to-date, refunding activity was up 62.1% from the same period a year ago. At the same time, low rates are attractive for new money sales, which increased 12.8% (source: Municipal Market Data). The healthcare sector has seen significant increase in new-money issuance due to the sector's improved credit conditions and need to invest in facilities. Other sectors that registered significant jumps in issuance included transportation and general purpose bonds.

Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST 12 MONTHS IN FLORIDA AND NEW YORK?

A: Florida's economy has been resilient, with above-average growth in recent years despite the 2001 recession, a general decline in travel and tourism following September 11, 2001, and hurricanes in 2004. Despite the heavy influence on tourism-related employment, Florida has remained ahead of the nation in terms of employment growth, with construction and the leisure and hospitality sector leading the way. For the first eight months of fiscal year 2005, state revenues increased almost 13%, and the forecast for 2006 revenues was revised upward in April 2005 due to strong sales tax, corporate tax, and documentary stamp taxes. Among the states, Florida expects to have the highest funding level for its budget stabilization fund at fiscal year end 2005. These reserves have been achieved despite a budget amendment to fund hurricane disaster relief. In the fiscal 2006 budget, the governor has proposed for the complete elimination of the state intangibles tax, which is a tax on certain financial assets such as stocks and bonds. Revenues from the intangibles tax finance approximately 1.2% of total state expenditures. While spending demands are significant in fiscal 2006 and budget gaps are projected in the following years, the state has effectively managed its budget and retained financial flexibility not seen in other states (source: Municipal Market Data).

The New York economy began to recover in 2004, largely due to the improving conditions in New York City, with moderate employment gains across various sectors. The unemployment rate for the state of 5.1% in July 2005 was slightly above the national level of 5.0%. The state's economic recovery is reflected in recent tax revenues. For the first eight months of fiscal 2005, total tax revenues were up approximately 4.5%, supported by even stronger personal income tax receipts. The state's financial operations are characterized by a dependence upon economically sensitive income tax revenue, high recurring expenditure demands, and a chronic lack of structural budget balance. The governor has proposed to close the $4 billion forecast budget gap for 2005-2006 with a combination of spending cuts, revenue enhancements, and several one-time sources. The proposed Medicaid cuts are the single largest item in the budget and will likely be controversial (source: Municipal Market Data).

Neither state is an exception to the national trend of strong municipal bond issuance. Florida had an issuance rise of 50.8% for the first eight months of 2005, ranking it fourth in debt issuance. An additional catalyst in Florida was issuance for hurricane disaster relief. New York's issuance for the first eight months of 2005 increased 17.6%, slightly higher than the national average. Total issuance year-to-date was approximately $27 billion compared to $23 billion a year ago, which places New York third in debt issuance among the states. Some of the larger issuers year-to-date are New York State, New York City, New York Dormitory Authority, and New York City Municipal Water Authority (source: The Bond Buyer).

Q: How did Delaware Tax-Free Florida Insured Fund perform during the fiscal year?
A: For the fiscal year ended August 31, 2005, Delaware Tax-Free Florida Insured Fund returned 5.32% (Class A shares at net asset value with distributions reinvested) and 0.59% (at maximum offer price with distributions reinvested)*. Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Florida Insured Municipal Debt Funds Average, which returned 4.53%, and was in line with the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which exclude sales charges (source:
Lipper, Inc.).

* For complete annualized performance, see table on page 6.

Q: FOR EACH FUND, WHAT STRATEGIES INFLUENCED FUND PERFORMANCE?
A: The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate by prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns.

While the Federal Reserve raised short-term rates, long-term bond yields declined as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter-duration securities with high coupons trading to short calls, that are less price sensitive. This is known as a "barbell" portfolio structure, and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield it causes the credit curve to tighten and results in good performance for those securities. Securities rated A, BBB and non-investment grade have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from an allotment to these higher-risk credits.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry.




* For complete annualized performance, see table on page 8.

The demographics provided by the baby boom generation have provided favorable enrollment trends at colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico also performed well during the period.

Delaware Tax-Free Florida Insured Fund was well positioned for a flattening of the yield curve, with a significant allocation of bonds having maturities 20 years and longer. Legacy bonds that have short due dates or short calls help offset the longer positions. These legacy bonds finance various multifamily housing projects that are AAA insured, have high coupons and short calls. While their price appreciation is limited, they do provide the Fund with an above-market yield. The incremental price return in the Fund was derived from non-insured securities, but the Fund's mandate limits this amount. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period to gain excess returns.

Delaware Tax-Free New York Fund has a broad mandate, and has therefore been able to participate in all four sources of return mentioned earlier. The Fund had a meaningful allotment in mid-to-low investment grade rated credits that has allowed it to participate in our preferred sectors. But New York is a diverse market with frequent issuers in many sectors. This allows excess total return to be derived from multiple securities.

Q: CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE FLORIDA INSURED FUND?
A: Positions included hospitals such as Adventist Health Systems in Highland and Orange Counties, as well as Boca Raton Community Hospital in Palm Beach County. Other key holdings included Nova Southeastern University, a bond financing a land development deal in Hollywood, Florida, and positions in territorial bonds for Puerto Rico.

Q: CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE
TAX-FREE NEW YORK FUND?
A: The Fund's total return was influenced by securities such as North Shore Long Island Health System and Winthrop South Nassau Health System. Higher education bonds included Marist College and Columbia University. The best performing bond was for a co-generation plant at the Brooklyn Navy Yard and not far behind was a gas utility - Keyspan, in Suffolk County. Such positions were in addition to traditional holdings such as New York City general obligations, New York City Water Authority issues, and various Puerto Rico bonds.

Q: WHAT DETRACTED FROM FUND PERFORMANCE?
A: Detracting from each of our Funds' performance relative to its benchmark index was the significant decision to avoid the unenhanced tobacco sector. This section, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and, therfore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in the sector and have generally avoided securites backed by airline corporation revenues. We are concerned about the long-term fundamentals of the industry.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the Funds and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

GLOSSARY
AVERAGE MATURITY: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

BASIS POINT: One one-hundredth of one percentage point, or 0.01%.

DURATION: A measure of a bond or bond fund's sensitivity to changes in interest rates. All else being equal, a fund with a duration of four years would fall about 4% in response to a one-percentage-point rise in rates, and vice versa.

SPREAD: the difference between any two prices or yields.

YIELD CURVE: A curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.

                      This page intentionally left blank.

PERFORMANCE SUMMARY
  DELAWARE TAX-FREE FLORIDA INSURED FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Florida Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005                                       Lifetime   10 Years     Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 1/1/92)
Excluding Sales Charge                                         +6.24%      +5.81%       +5.85%      +5.32%
Including Sales Charge                                         +5.88%      +5.32%       +4.88%      +0.59%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 3/11/94)
Excluding Sales Charge                                         +5.12%      +5.22%       +5.05%      +4.45%
Including Sales Charge                                         +5.12%      +5.22%       +4.81%      +0.45%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
Excluding Sales Charge                                         +4.38%                   +5.04%       +4.45%
Including Sales Charge                                         +4.38%                   +5.04%       +3.45%
-----------------------------------------------------------------------------------------------------------

* Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and from Florida state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$107 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
68
--------------------------------------------------------------------------------
FUND START DATE:
January 1, 1992
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Patrick P. Coyne, Executive Vice President, Managing Director, Head of Equity Investments, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins, Senior Vice President and Senior Portfolio Manger, is a graduate of Ursinus College where he earned his undergraduate degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group of PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, he headed the municipal fixed-income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A VFLIX
Class B DVDBX
Class C DVDCX

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

Performance of a $10,000 investment chart

              Delaware Tax-Free      Lehman Brothers
            Florida Insured Fund    Municipal Bond Index
           Aug-95    $9,550                 $10,000
           Aug-96   $10,114                 $10,524
           Aug-97   $11,103                 $11,496
           Aug-98   $12,098                 $12,491
           Aug-99   $11,998                 $12,553
           Aug-00   $12,633                 $13,403
           Aug-01   $13,819                 $14,769
           Aug-02   $14,625                 $15,691
           Aug-03   $15,014                 $16,183
           Aug-04   $15,932                 $17,334
           Aug-05   $16,782                 $18,254


Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the Period March 1, 2005 to August 31, 2005
  OF FUND EXPENSES



As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE FLORIDA INSURED FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                             Expenses
                      Beginning    Ending                   Paid During
                       Account     Account        Annualized  Period
                        Value       Value          Expense  3/1/05 to
                       3/1/05      8/31/05          Ratio     8/31/05
------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A               $1,000.00   $1,027.30         0.93%      $4.75
Class B                1,000.00    1,022.60         1.68%       8.56
Class C                1,000.00    1,022.60         1.68%       8.56
------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A               $1,000.00   $1,020.52         0.93%      $4.74
Class B                1,000.00    1,016.74         1.68%       8.54
Class C                1,000.00    1,016.74         1.68%       8.54
------------------------------------------------------------------------

SECTOR ALLOCATIONS                                         As of August 31, 2005

Sector designations may be different than the sector designations presented in other Fund materials.

DELAWARE TAX-FREE FLORIDA INSURED FUND
-------------------------------------------------------------------------
                                                             PERCENTAGE
SECTOR                                                      OF NET ASSETS
-------------------------------------------------------------------------
MUNICIPAL BONDS                                                98.54%
-------------------------------------------------------------------------
Airport Revenue Bonds                                           4.58%
Dedicated Tax & Fees Revenue Bonds                             12.83%
Higher Education Revenue Bonds                                  5.07%
Hospital Revenue Bonds                                         13.89%
Miscellaneous Revenue Bonds                                     2.05%
Multifamily Housing Revenue Bonds                              26.65%
Municipal Lease Revenue Bonds                                   9.66%
Ports & Harbors Revenue Bonds                                   0.30%
Pre-Refunded Bonds                                              2.98%
Public Power Revenue Bonds                                      1.97%
Public Utility District Revenue Bonds                           1.16%
Single Family Housing Revenue Bonds                             0.40%
Tax Increment/Special Assessment Bonds                          2.05%
Territorial General Obligation Bonds                            2.77%
Territorial Revenue Bonds                                       8.74%
Water & Sewer Revenue Bonds                                     3.44%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.54%
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.46%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

                                          DELAWARE TAX-FREE FLORIDA INSURED FUND
STATEMENTS                                August 31, 2005
  OF NET ASSETS


                                                      Principal     Market
                                                       Amount       Value

MUNICIPAL BONDS - 98.54%
Airport Revenue Bonds - 4.58%
 Lee County Florida Airport Revenue
   Series B 5.75% 10/1/33 (FSA)                      $3,000,000   $ 3,330,960
 Miami-Dade County Aviation Revenue
   (Miami International Airport)
   Series B 5.00% 10/1/37 (FGIC)                      1,000,000     1,059,090
 Miami-Dade County Aviation Revenue
   Series A 5.00% 10/1/33 (FSA) (AMT)                   500,000       519,455
                                                                  -----------
                                                                    4,909,505
                                                                  -----------
Dedicated Tax & Fees Revenue Bonds - 12.83%
 Florida State Department of
   Transportation 5.00% 7/1/31 (FGIC)                 1,875,000     1,985,044
 Jacksonville Excise Taxes Revenue Series B
   5.00% 10/1/26 (AMBAC)                              1,000,000     1,055,750
   5.125% 10/1/32 (FGIC)                              1,000,000     1,061,160
 &Palm Beach County Florida
   Criminal Justice Facilities
   Revenue Inverse Floater
   9.47% 6/1/12 (FGIC)                                7,500,000     9,646,200
                                                                  -----------
                                                                   13,748,154
                                                                  -----------
Higher Education Revenue Bonds - 5.07%
 Broward County Educational Facilities
   Authority Revenue
   (Nova Southeastern University)
   5.25% 4/1/27 (RADIAN)                              1,000,000     1,053,930
 Miami-Dade County Educational Facilities
   Authority (University of Miami) Series A
   5.75% 4/1/29 (AMBAC)                               2,000,000     2,211,400
University of Central Florida Athletics
   Association Certificates of
   Participation Series A
   5.25% 10/1/34 (FGIC)                               2,000,000     2,173,680
                                                                  -----------
                                                                    5,439,010
                                                                  -----------
Hospital Revenue Bonds - 13.89%
 Escambia County Health Facilities
   Authority (Florida Health Care
   Facilities -- VHA Program)
   5.95% 7/1/20 (AMBAC)                                 560,000       603,002
 Highlands County Health Facilities
   Authority (Adventist Health
   System/Sunbelt) Series A
   6.00% 11/15/31                                     1,500,000     1,643,430
 Indian River County Hospital District
   (Indian River Memorial Hospital)
   6.10% 10/1/18 (FSA)                                3,000,000     3,156,240
 North Miami Health Facilities Authority
   (Catholic Health Services) LOC Suntrust
   Bank-Miami 6.00% 8/15/16                             500,000       518,590
 Orange County Health Facilities Authority
   Revenue (Adventist Health System)
   5.625% 11/15/32                                    1,000,000     1,078,640
 Palm Beach County Health Facilities
   Authority Revenue
   (Boca Raton Community Hospital)
   5.625% 12/1/31                                     2,000,000     2,125,640

                                                      Principal     Market
                                                       Amount        Value

MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds (continued)
 South Broward Hospital District Revenue
   (Memorial Healthcare System)
   5.625% 5/1/32                                     $3,000,000   $ 3,253,410
 Tallahassee Health Facilities
   (Tallahassee Memorial Regional
   Medical Center) Series B
   6.00% 12/1/15 (MBIA)                               2,500,000     2,506,225
                                                                  -----------
                                                                   14,885,177
                                                                  -----------
Miscellaneous Revenue Bonds - 2.05%
 Florida State Board of Education
   (Lottery Revenue) Series A
   6.00% 7/1/14 (FGIC)                                1,000,000     1,129,160
 Florida State Municipal Loan
   (Council Revenue) Series A
   5.00% 2/1/35 (MBIA)                                1,000,000     1,063,660
                                                                  -----------
                                                                    2,192,820
                                                                  -----------
Multifamily Housing Revenue Bonds - 26.65%
 Duval Housing Finance Authority
   (St. Augustine Apartments),
   6.00% 3/1/21                                         300,000       307,587
 Florida Housing Finance Agency
   (Crossings Indian Run
   Apartments HUD) Series V
   6.10% 12/1/26 (AMBAC) (AMT)                          750,000       776,123
 Florida Housing Finance Agency (Landings
   at Sea Forest Apartments) Series T
   5.85% 12/1/18 (AMBAC) (FHA) (AMT)                    400,000       413,168
   6.05% 12/1/36 (AMBAC) (FHA) (AMT)                    700,000       722,932
 Florida Housing Finance Agency (Leigh
   Meadows Apartments HUD) Series N
   6.20% 9/1/26 (AMBAC) (AMT)                         2,765,000     2,855,719
   6.30% 9/1/36 (AMBAC) (AMT)                         2,000,000     2,064,960
 Florida Housing Finance Agency
   (Mariner Club Apartments) Series K-1
   6.25% 9/1/26 (AMBAC) (AMT)                         2,000,000     2,066,440
   6.375% 9/1/36 (AMBAC) (AMT)                        3,500,000     3,615,884
 Florida Housing Finance Agency
   (Riverfront Apartments
   Section 8 HUD) Series A
   6.25% 4/1/37 (AMBAC) (AMT)                         1,000,000     1,040,280
 Florida Housing Finance Agency
   (Spinnaker Cove Apartments) Series G
   6.50% 7/1/36 (AMBAC) (FHA) (AMT)                     500,000       515,910
 Florida Housing Finance Agency
   (Sterling Palms Apartments) Series D-1
   6.30% 12/1/16 (AMBAC) (AMT)                          950,000       978,092
   6.40% 12/1/26 (AMBAC) (AMT)                        1,500,000     1,550,820
   6.50% 6/1/36 (AMBAC) (AMT)                         6,540,000     6,740,581
 Florida Housing Finance Agency
   (The Vineyards Project) Series H
   6.40% 11/1/15                                        500,000       512,295

STATEMENTS                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)



                                                      Principal      Market
                                                       Amount        Value

MUNICIPAL BONDS (Continued)
Multifamily Housing Revenue Bonds (continued)
 Florida Housing Finance Agency
   (Woodbridge Apartments) Series L
   6.15% 12/1/26 (AMBAC) (AMT)                       $1,750,000   $ 1,811,828
   6.25% 6/1/36 (AMBAC) (AMT)                         2,000,000     2,070,020
 Volusia County Multifamily Housing
   Finance Authority (San Marco
   Apartments) Series A
   5.60% 1/1/44 (FSA) (AMT)                             500,000       520,225
                                                                  -----------
                                                                   28,562,864
                                                                  -----------
Municipal Lease Revenue Bonds - 9.66%
 Florida Municipal Loan Council Revenue
   Series B 5.00% 11/1/29 (MBIA)                      1,590,000     1,703,129
 Lake County Florida School Board
   5.00% 6/1/30 (AMBAC)                               1,750,000     1,861,668
 Osceola County School Board Series A
   5.25% 6/1/27 (AMBAC)                               4,000,000     4,342,119
 Palm Beach County School Board
   Certificates of Participation Series D
   5.00% 8/1/28 (FSA)                                   300,000       315,645
 Pasco County Florida School Board
   Series A 5.00% 8/1/30 (AMBAC)                      1,000,000     1,064,720
 St. Augustine Capital Improvement
   Revenue 5.00% 10/1/34 (AMBAC)                      1,000,000     1,065,690
                                                                  -----------
                                                                   10,352,971
                                                                  -----------
Ports & Harbors Revenue Bonds - 0.30%
 Jacksonville Port Authority Seaport Revenue
   5.70% 11/1/30 (MBIA) (AMT)                           295,000       320,405
                                                                  -----------
                                                                      320,405
                                                                  -----------
$Pre-Refunded Bonds - 2.98%
 Jacksonville Port Authority Seaport Revenue
   5.70% 11/1/30-10 (MBIA) (AMT)                        205,000       226,320
 Northern Palm Beach County Improvement
   District Special Assessment
   (Abacoa Water Control)
   7.20% 8/1/16-06                                      300,000       317,376
 Pinellas County Educational Facilities
   Authority (Clearwater Christian College)
   Private Placement 8.00% 2/1/11-06                    205,000       213,079
 Tampa Utilities Tax Revenue Series A
   6.00% 10/1/17-09 (AMBAC)                           1,000,000   1,118,600
   6.125% 10/1/18-09 (AMBAC)                          1,000,000   1,123,360
 Volusia County Industrial Development
   Authority Mortgage Revenue
   (Bishops Glen Retirement
   Health Facilities Project)
   7.50% 11/1/16-06                                     180,000       192,355
                                                                  -----------
                                                                    3,191,090
                                                                  -----------
Public Power Revenue Bonds - 1.97%
 Florida State Municipal Power Agency
   Revenue (Stanton II Project)
   5.00% 10/1/26 (AMBAC)                              2,000,000     2,115,280
                                                                  -----------
                                                                    2,115,280
                                                                  -----------
Public Utility District Revenue Bonds - 1.16%
 Ocala Utility System Revenue
   Series B 5.25% 10/1/25 (FGIC)                      1,125,000     1,249,099
                                                                  -----------
                                                                    1,249,099
                                                                  -----------

                                                     Principal      Market
                                                       Amount        Value


MUNICIPAL BONDS (Continued)
Single Family Housing Revenue Bonds - 0.40%
 Florida Housing Finance Agency
   Homeowner Mortgage Series 1B
   6.00% 7/1/17 (FHA) (VA)                           $   80,000   $     81,994
 Orange County Florida Housing Finance
   Authority Homeowner Revenue Series B
   5.25% 3/1/33 (GNMA) (FNMA) (AMT)                     335,000        344,976
                                                                  ------------
                                                                       426,970
                                                                  ------------
Tax Increment/Special Assessment Bonds - 2.05%
 Hollywood Community Redevelopment
   Agency 5.625% 3/1/24                               1,200,000      1,290,972
 Julington Creek Plantation Community
   Development District Special
   Assessment 5.00% 5/1/29 (MBIA)                       200,000        211,256
 Osceola County Enterprise Community
   Development District Special
   Assessment 6.10% 5/1/16 (MBIA)                       695,000        696,863
                                                                  ------------
                                                                     2,199,091
                                                                  ------------
Territorial General Obligation Bonds - 2.77%
 Puerto Rico Commonwealth Public
   Improvement Series A
   5.50% 7/1/19 (MBIA)                                2,500,000      2,964,225
                                                                  ------------
                                                                     2,964,225
                                                                  ------------
Territorial Revenue Bonds - 8.74%
 Puerto Rico Commonwealth Highway &
   Transportation Authority Revenue
   Series G 5.00% 7/1/42                                800,000        837,136
 Puerto Rico Commonwealth Highway &
   Transportation Authority Transportation
   Revenue Series D 5.25% 7/1/38                      3,000,000      3,192,600
 Puerto Rico Commonwealth Highway &
   Transportation Authority Transportation
   Revenue Series J 5.50% 7/1/22                      1,600,000      1,782,064
^Puerto Rico Commonwealth Infrastructure
   Authority Series A 4.60% 7/1/30 (FGIC)             5,000,000      1,663,100
 Puerto Rico Electric Power Authority Power
   Revenue Series OO 5.00% 7/1/13 (CIFG)                750,000        827,273
 Puerto Rico Public Buildings Authority
   Revenue (Government Facilities)
   Series F 5.25% 7/1/25                                930,000      1,061,167
                                                                  ------------
                                                                     9,363,340
                                                                  ------------
Water & Sewer Revenue Bonds - 3.44%
 Riviera Beach Utilities Special District
   Water & Sewer Revenue
   5.00% 10/1/34 (FGIC)                                 400,000        424,408
 Tampa Water and Sewer Revenue
   6.00% 10/1/16 (FSA)                                1,000,000      1,210,070
 Village Center Community Development
   District Utility Revenue
   5.00% 10/1/36 (MBIA)                                 500,000        530,320
 Winter Haven Utility Systems Revenue
   5.00% 10/1/30 (MBIA)                               1,415,000      1,519,866
                                                                  ------------
                                                                     3,684,664
                                                                  ------------
TOTAL MUNICIPAL BONDS
 (cost $98,895,139)                                                105,604,665
                                                                  ------------

STATEMENTS                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES - 98.54%
 (cost $98,895,139)                                               $105,604,665
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.46%                                          1,564,150
                                                                  ------------
NET ASSETS APPLICABLE TO 9,459,738
 SHARES OUTSTANDING - 100.00%                                     $107,168,815
                                                                  ============

Net Asset Value - Delaware Tax-Free Florida Insured Fund
 Class A ($98,326,023 / 8,679,493 Shares)                               $11.33
                                                                        ------
Net Asset Value - Delaware Tax-Free Florida Insured Fund
 Class B ($5,531,915 / 488,107 Shares)                                  $11.33
                                                                        ------
Net Asset Value - Delaware Tax-Free Florida Insured Fund
 Class C ($3,310,877 / 292,138 Shares)                                  $11.33
                                                                        ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
(unlimited authorization - no par)                                $101,149,546
Accumulated net realized loss on investments                          (690,257)
Net unrealized appreciation of investments                           6,709,526
                                                                  ------------
TOTAL NET ASSETS                                                  $107,168,815
                                                                  ============

  &An inverse floater is a type of bond with variable or floating interest rates that move in the opposite direction of short-term rates. Interest rate disclosed is in effect as of August 31, 2005. See Note 8 in "Notes to Financial Statements."
  ^Zero coupon security. The interest rate shown is the yield at the time of purchase.
ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."



SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CIFG - Insured by the CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by Federal National Mortgage Association
FSA - Insured by the Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE TAX-FREE FLORIDA INSURED FUND
Net asset value Class A (A)                                   $11.33
Sales charge (4.50% of offering price) (B)                      0.53
                                                              ------
Offering price                                                $11.86
                                                              ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                            Year Ended August 31, 2005
  OF OPERATIONS

                                                                    Delaware
                                                                    Tax-Free
                                                              Florida Insured Fund
INVESTMENT INCOME:
Interest                                                           $5,329,570

EXPENSES:
 Management fees                                                      496,063
 Distribution expenses -- Class A                                     230,230
 Distribution expenses -- Class B                                      52,336
 Distribution expenses -- Class C                                      18,411
 Dividend disbursing and transfer agent fees and expenses              69,486
 Accounting and administration expenses                                34,496
 Professional fees                                                     38,534
 Reports and statements to shareholders                                42,182
 Custodian fees                                                         5,089
 Trustees' fees                                                         5,181
 Pricing fees                                                           1,912
 Insurance                                                              7,659
 Taxes                                                                    574
 Registration fees                                                     15,976
 Other                                                                  9,211
                                                                   ----------
                                                                      225,436
 Less expenses absorbed or waived                                     (94,489)
 Less expense paid indirectly                                          (3,563)
                                                                   ----------
 Total expenses                                                       929,288
                                                                   ----------
NET INVESTMENT INCOME                                               4,400,282
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                     332,797
 Net change in unrealized appreciation/depreciation
  of investments                                                      426,912
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       759,709
                                                                   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $5,159,991
                                                                   ==========

See accompanying notes

STATEMENTS
  OF CHANGES IN NET ASSETS

                                                                                               Delaware Tax-Free
                                                                                             Florida Insured Fund
                                                                                                  Year Ended
                                                                                           8/31/05           8/31/04
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                 $  4,400,282       $ 4,650,828
  Net realized gain on investments                                                           332,797           177,786
  Net change in unrealized appreciation/depreciation of investments                          426,912         1,004,732
                                                                                        ------------       -----------
  Net increase in net assets resulting from operations                                     5,159,991         5,833,346
                                                                                        ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
   Class A                                                                                (4,136,398)       (4,392,087)
   Class B                                                                                  (195,487)         (220,713)
   Class C                                                                                   (68,397)          (38,028)
                                                                                        ------------       -----------
                                                                                          (4,400,282)       (4,650,828)
                                                                                        ------------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
   Class A                                                                                 8,716,486         4,069,521
   Class B                                                                                   392,192           591,446
   Class C                                                                                   339,297           524,409

  Net assets from reorganization(1):
   Class A                                                                                10,617,811                --
   Class B                                                                                 2,665,962                --
   Class C                                                                                 2,237,525                --

  Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                 1,690,235         1,422,253
   Class B                                                                                    49,113            86,919
   Class C                                                                                    34,037            24,843
                                                                                        ------------       -----------
                                                                                          26,742,658         6,719,391
                                                                                        ------------       -----------
  Cost of shares repurchased:
   Class A                                                                               (10,965,231)      (14,966,660)
   Class B                                                                                (2,629,629)       (1,533,316)
   Class C                                                                                  (419,581)         (317,623)
                                                                                        ------------       -----------
                                                                                         (14,014,441)      (16,817,599)
                                                                                        ------------       -----------
Increase (decrease) in net assets derived from capital share transactions                 12,728,217       (10,098,208)
                                                                                        ------------       -----------
NET INCREASE (DECREASE) IN NET ASSETS                                                     13,487,926        (8,915,690)

NET ASSETS:
  Beginning of Year                                                                       93,680,889       102,596,579
                                                                                        ------------       -----------
  End of Year                                                                           $107,168,815       $93,680,889
                                                                                        ============       ===========
  (Distributions in excess of net investment income)                                             $--               $--

(1) See Note 6 in "Notes to Financial Statements."

See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Florida Insured Fund Class A
                                                                                    Year Ended
                                                              8/31/05    8/31/04      8/31/03    8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.250    $11.110      $11.330     $11.230     $10.770

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.507      0.533        0.523       0.532       0.527
Net realized and unrealized gain (loss) on investments          0.080      0.140       (0.220)      0.100       0.460
                                                              -------    -------      -------    --------    --------
Total from investment operations                                0.587      0.673        0.303       0.632       0.987
                                                              -------    -------      -------    --------    --------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.507)    (0.533)      (0.523)     (0.532)     (0.527)
                                                              -------    -------      -------    --------    --------
Total dividends and distributions                              (0.507)    (0.533)      (0.523)     (0.532)     (0.527)
                                                              -------    -------      -------    --------    --------

NET ASSET VALUE, END OF PERIOD                                $11.330    $11.250      $11.110     $11.330     $11.230
                                                              =======    =======      =======    ========    ========

TOTAL RETURN(2)                                                 5.32%      6.15%        2.68%       5.83%       9.39%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $98,326    $87,591      $95,951    $105,773    $107,365
Ratio of expenses to average net assets                         0.88%      0.90%        0.90%       0.90%       0.90%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        0.98%      0.94%        0.94%       0.99%       0.97%
Ratio of net investment income to average net assets            4.48%      4.72%        4.60%       4.80%       4.81%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             4.38%      4.68%        4.56%       4.71%       4.74%
Portfolio turnover                                                17%         3%          26%         46%         12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Florida Insured Fund Class B
                                                                                    Year Ended
                                                              8/31/05     8/31/04     8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.260     $11.120     $11.330     $11.230      $10.770

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.422       0.448       0.437       0.445        0.443
Net realized and unrealized gain (loss) on investments          0.070       0.140      (0.210)      0.100        0.460
                                                              -------     -------     -------     -------      -------
Total from investment operations                                0.492       0.588       0.227       0.545        0.903
                                                              -------     -------     -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.422)     (0.448)     (0.437)     (0.445)      (0.443)
                                                              -------     -------     -------     -------      -------
Total dividends and distributions                              (0.422)     (0.448)     (0.437)     (0.445)      (0.443)
                                                              -------     -------     -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.330     $11.260     $11.120     $11.330      $11.230
                                                              =======     =======     =======     =======      =======

TOTAL RETURN(2)                                                 4.45%       5.36%       2.00%       5.01%        8.56%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $5,532      $5,002      $5,800      $5,223       $5,014
Ratio of expenses to average net assets                         1.63%       1.65%       1.65%       1.65%        1.65%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.73%       1.69%       1.69%       1.74%        1.72%
Ratio of net investment income to average net assets            3.74%       3.97%       3.85%       4.05%        4.06%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             3.64%       3.93%       3.81%       3.96%        3.99%
Portfolio turnover                                                17%          3%         26%         46%          12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Florida Insured Fund Class C
                                                                                    Year Ended
                                                              8/31/05     8/31/04     8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.260     $11.120     $11.330     $11.240      $10.780

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.422       0.448       0.437       0.447        0.443
Net realized and unrealized gain (loss) on investments          0.070       0.140      (0.210)      0.090        0.460
                                                              -------     -------     -------     -------      -------
Total from investment operations                                0.492       0.588       0.227       0.537        0.903
                                                              -------     -------     -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.422)     (0.448)     (0.437)     (0.447)      (0.443)
                                                              -------     -------     -------     -------      -------
Total dividends and distributions                              (0.422)     (0.448)     (0.437)     (0.447)      (0.443)
                                                              -------     -------     -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.330     $11.260     $11.120     $11.330      $11.240
                                                              =======     =======     =======     =======      =======

TOTAL RETURN(2)                                                 4.45%       5.36%       2.00%       4.93%        8.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $3,311      $1,088        $846        $560          $53
Ratio of expenses to average net assets                         1.63%       1.65%       1.65%       1.65%        1.65%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.73%       1.69%       1.69%       1.74%        1.72%
Ratio of net investment income to average net assets            3.74%       3.97%       3.85%       4.05%        4.06%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             3.64%       3.93%       3.81%       3.96%        3.99%
Portfolio turnover                                                17%          3%         26%         46%          12%

(1) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                            August 31, 2005
  TO FINANCIAL STATEMENTS



Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" or, collectively, the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund is to seek a high a level of current income exempt from federal income tax and the state personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 were as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ----------------
Earnings credits                     $3,563

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ---------------
  On the first $500 million            0.50%
  On the next $500 million            0.475%
  On the next $1.5 billion             0.45%
  In excess of $2.5 billion           0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through March 31, 2006 for the Tax-Free Florida Insured Fund and through December 29, 2005 for the Delaware Tax-Free New York Fund, as shown below.

                                              Delaware
                                              Tax-Free
                                           Florida Insured
                                                Fund
                                           ---------------

  The operating expense limitation
   as a percentage of average daily
   net assets (per annum)                       0.65%
  Expiration date                             10/31/04
  Effective November 1, 2004,
   operating expense limitation as a
   percentage of average daily
   net assets (per annum)                       0.62%
  Expiration date                              3/31/06

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND
   OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of the Funds' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, the Funds had receivables due from or liabilities payable to affiliates as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ---------------
Receivable from DMC under
  expense limitation agreement        $--
Investment Management
  fee payable to DMC              (28,655)
Dividend disbursing,
  transfer agent fees,
  accounting and administration
  fees and other expenses
  payable to DSC                  (10,282)
Other expenses payable
  to DMC and affiliates*          (47,112)

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, the Funds' were charged for internal legal sevices provided by DMC as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ---------------
                                     $5,674

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ---------------
                                     $14,945

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ---------------
  Class A                              $--
  Class B                            4,959
  Class C                              391

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                    Delaware
                                    Tax-Free
                                 Florida Insured
                                      Fund
                                 ----------------
  Purchases                        $16,782,443
  Sales                             17,482,051

At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                         Delaware
                                         Tax-Free
                                      Florida Insured
                                           Fund
                                      ---------------
  Cost of investments                   $98,895,139
                                        ===========
  Aggregate unrealized appreciation      $6,709,526
  Aggregate unrealized depreciation              --
                                         ----------
  Net unrealized appreciation            $6,709,526
                                         ==========

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                Delaware Tax-Free
                              Florida Insured Fund
                              --------------------
                                   Year Ended
                              8/31/05      8/31/04
                              -------      -------
  Tax-exempt income         $4,400,282  $4,650,828

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                           Delaware Tax-Free
                                         Florida Insured Fund
                                         --------------------
  Shares of beneficial interest              $101,149,546
  Other temporary differences                          --
  Capital loss carryforwards                     (690,257)
  Unrealized appreciation of investments        6,709,526
                                             ------------
  Net assets                                 $107,168,815
                                             ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For federal income tax purposes, Delaware Tax-Free Florida Insured Fund and the Delaware Tax-Free New York Fund utilized in 2005 $332,797 and $71,842, respectively, of capital loss carryforwards from prior years in 2005. Capital loss carryforward amounts remaining at August 31, 2005 expire as follows:

    Year of                        Delaware Tax-Free
  Expiration                      Florida Insured Fund
  ----------                      --------------------
     2008                               $690,257
     2009                                     --
                                        --------
    Total                               $690,257
                                        ========

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                      Delaware Tax Free
                                                    Florida Insured Fund
                                                    --------------------
                                                       Year Ended
                                                  8/31/05        8/31/04
  Shares sold:
    Class A                                        771,683        361,036
    Class B                                         34,695         52,775
    Class C                                         30,020         46,726

  Shares issued from reorganization:
    Class A                                        948,019             --
    Class B                                        238,033             --
    Class C                                        199,779             --

  Shares issued upon reinvestment of
    dividends and distributions:
    Class A                                        149,719        126,274
    Class B                                          4,348          7,699
    Class C                                          3,014          2,205
                                               -----------     ----------
                                                 2,379,310        596,715
                                               -----------     ----------
  Shares repurchased:
    Class A                                       (973,048)    (1,339,780)
    Class B                                       (233,220)      (137,961)
    Class C                                        (37,307)      (28,419)
                                               -----------     ----------
                                                (1,243,575)    (1,506,160)
                                               -----------     ----------
  Net increase (decrease)                        1,135,735       (909,445)
                                               -----------     ----------

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES (CONTINUED)
For the years ended August 31, 2005 and 2004, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the prior page and the Statements of Changes in Net Assets.

                                                                  Year Ended                                Year Ended
                                                                   8/31/05                                    8/31/04
                                               -----------------------------------------   -----------------------------------------
                                               Class B Shares  Class A Shares    Value     Class B Shares   Class A Shares   Value
                                               --------------  --------------   --------   --------------   -------------- ---------
Delaware Tax-Free Florida Insured Fund             62,454          62,490       $703,111      20,016           20,022       $225,865

6. FUND REORGANIZATION
Effective April 11, 2005, Delaware Tax-Free Florida Insured Fund (the "Fund") acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Florida Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Tax-Free Florida Fund received shares of the respective class of the Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of the Fund.

The Reorganization was treated as a non-taxable event and, accordingly, the Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized loss of Delaware Tax-Free Florida Fund as of the close of business on April 8, 2005 were as follows:

                                                                                                   Accumulated
                                                                      Net Unrealized              Net Realized
                                               Net Assets              Appreciation                  Losses
                                              -----------              ------------              -------------
Delaware Tax-Free Florida Fund                $15,521,298                $648,070                 $(515,360)*

*Includes prior capital loss carry forwards.
The net assets of the Fund prior to the Reorganization were $92,098,392. The combined net assets of the Fund after the reorganization were $107,619,690.

7. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the year.

8. CREDIT AND MARKET RISKS
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Delaware Tax-Free Florida Insured Fund will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets.

NOTES
     TO FINANCIAL STATEMENTS (CONTINUED)

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                         Delaware Tax-Free
                                                       Florida Insured Fund
                                                       --------------------
(A) Long Term Capital Gains Distributions (Tax Basis)           --
(B) Ordinary Income Distributions (Tax Basis)                   --
(C) Tax-Exempt Distributions (Tax Basis)                      100%
   --------                                                   ----
Total Distributions (Tax Basis)                               100%
   --------                                                   ---
(A), (B) and (C) are based on a percentage of each Fund's total distributions.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Investment Trust - Delaware Tax-Free Florida
  Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Insured Fund (one of the series constituting Voyageur Investment Trust) and Delaware Tax-Free New York Fund (one of the series constituting Voyageur Mutual Funds) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Florida Insured Fund of Voyageur Investment Trust and the Delaware Tax-Free New York Fund of Voyageur Mutual Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 14, 2005

OTHER
  FUND INFORMATION

PROXY RESULTS
The shareholders of Voyageur Mutual Funds and Voyageur Investment Trust (each, a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                           Voyageur Mutual Funds              Voyageur Investment Trust
                                  --------------------------------------  -------------------------------------
                                                         Shares Voted                           Shares Voted
                                  Shares Voted For    Withheld Authority  Shares Voted For   Withheld Authority
                                  ----------------    ------------------  ----------------   ------------------
Thomas L. Bennett                   20,895,278.656        360,093.724       14,252,335.197       431,663.104
Jude T. Driscoll                    20,914,639.656        340,732.724       14,251,143.991       432,854.310
John A. Fry                         20,894,793.656        360,578.724       14,258,738.991       425,259.310
Anthony D. Knerr                    20,894,488.656        360,883.724       14,258,994.991       425,003.310
Lucinda S. Landreth                 20,879,031.656        376,340.724       14,254,091.179       429,907.104
Ann R. Leven                        20,857,874.656        397,497.724       14,252,611.991       431,386.310
Thomas F. Madison                   20,905,985,656        349,386.724       14,259,138.991       424,859.310
Janet L. Yeomans                    20,859,670.656        395,701.724       14,251,014.197       432,984.104
J. Richard Zecher                   20,914,639.656        340,732.724       14,248,580.991       432,417.310

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                                            For         Against      Abstain
                                                            ---         -------      -------
Delaware Tax-Free Florida Insured Fund                  3,582,081.061  375,237.993  199,180.980

3. To approve the Plan of Reorganization for Voyageur Investment Trust to merge Delaware Tax-Free Florida Fund into Delaware Tax-Free Florida Insured Fund.


                                                            For         Against      Abstain
                                                            ---         -------      -------
Delaware Tax-Free Florida Fund                            771,340.129  13,994.000   84,609.180

4. To approve the restructuring of Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust.

                                                            For         Against      Abstain
                                                            ---         -------      -------
Delaware Tax-Free Florida Insured Fund                  3,851,059.434 150,530.005  154,910.595

OTHER
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE NAME OF FUND INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.
In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations.The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

Delaware Tax-Free Florida Insured Fund -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional Florida insured municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the second quartile. The Board was satisfied with such performance.

OTHER
  FUND INFORMATION (CONTINUED)

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.
DELAWARE TAX-FREE FLORIDA INSURED FUND -- The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through March 2006. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                                                                                              COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)        BY TRUSTEE              TRUSTEE
BIRTHDATE                 WITH FUND(S)             SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           92                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                  and Trustee       1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT          Trustee               Since             Private Investor -             92                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
   JOHN A. FRY              Trustee               4 Years         President - Franklin &           92           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                                 (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LICINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         92                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                                                                                              COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND       POSITION(S) HELD       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)        BY TRUSTEE              TRUSTEE
BIRTHDATE                 WITH FUND(S)             SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
---------------------- ------------------- -------------------- --------------------------- ------------------- --------------------

INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                          Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director
                                                                                                                     and Audit
                                                                                                                Committee Member -
                                                                 (January 1993 - Present)                       CenterPoint Energy
February 25, 1936
                                                                                                                     Director
                                                                                                                     and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                     Director
                                                                                                                     and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                    Director -
                                                                                                                 Valmont Industries
                                                                                                                        Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments.

November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments.

June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


This annual report is for the information of Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                           AFFILIATED OFFICERS                      CONTACT INFORMATION
                                            MICHAEL P. BISHOF
JUDE T. DRISCOLL                            Senior Vice President and                INVESTMENT MANAGER
Chairman                                    Chief Financial Officer                  Delaware Management Company,
Delaware Investments Family of Funds        Delaware Investments Family of Funds     a Series of Delaware Management Business Trust
Philadelphia, PA                            Philadelphia, PA                         Philadelphia, PA

THOMAS L. BENNETT                           RICHELLE S. MAESTRO                      NATIONAL DISTRIBUTOR
Private Investor                            Executive Vice President,                Delaware Distributors, L.P.
Rosemont, PA                                Chief Legal Officer and Secretary        Philadelphia, PA
                                            Delaware Investments Family of Funds
JOHN A. FRY                                 Philadelphia, PA                         SHAREHOLDER SERVICING, DIVIDEND
President                                                                            DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                 JOHN J. O'CONNOR                         Delaware Service Company, Inc.
Lancaster, PA                               Senior Vice President and Treasurer      2005 Market Street
                                            Delaware Investments Family of Funds     Philadelphia, PA 19103-7094
ANTHONY D. KNERR                            Philadelphia, PA
Managing Director                                                                    FOR SHAREHOLDERS
Anthony Knerr & Associates                                                           800 523-1918
New York, NY                                                                         FOR SECURITIES DEALERS AND FINANCIAL
                                                                                     INSTITUTIONS REPRESENTATIVES ONLY
LUCINDA S. LANDRETH                                                                  800 362-7500
Former Chief Investment Officer
Assurant, Inc.                                                                       WEB SITE
Philadelphia, PA                                                                     www.delawareinvestments.com

ANN R. LEVEN                                                                         Delaware Investments is the marketing name for
Former Treasurer/Chief Fiscal Officer                                                Delaware Management Holdings, Inc. and
National Gallery of Art                                                              its subsidiaries.
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

(9751)                                                        Printed in the USA
AR-FLNY [8/05] IVES 10/05                                   MF-05-09-024 PO10438
--------------------------------------------------------------------------------

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group
FIXED INCOME

ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE MISSOURI INSURED FUND

              DELAWARE TAX-FREE OREGON INSURED FUND






[LOGO] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES

  Delaware Tax-Free Missouri Insured Fund                       4

  Delaware Tax-Free Oregon Insured Fund                         6
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     8
-----------------------------------------------------------------
SECTOR ALLOCATIONS                                              9
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                     11

  Statements of Operations                                     16

  Statements of Changes in Net Assets                          17

  Financial Highlights                                         18

  Notes to Financial Statements                                24
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      29
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         30
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       33







    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                                     September 13, 2005
  MANAGEMENT REVIEW

FUND MANAGERS

Patrick P. Coyne
Executive Vice President, Managing Director, Head of Equity Investments

Robert F. Collins
Co-Manager

Joseph R. Baxter
Co-Manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.
The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates -- notably, the fed-funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings -- a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7% to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage point on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (Source: Municipal Market Data).

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical -- the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST 12 MONTHS IN IDAHO, MISSOURI, AND OREGON?
Credit has performed very well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause.

Idaho's economy has expanded and diversified in recent years, benefiting from population growth and low business costs. Although the state economy is diverse, there is an above-average dependence on the natural resources sector. Since 1990, state employment growth has been above U.S. levels. The state has dealt with revenue declines and growing expenditure needs through spending controls and fund transfers. Total revenues grew approximately 10% in the first eight months of fiscal 2005 due to strong increases in personal income and sales tax (Source: Municipal Market Data). While revenue growth is projected in the next few fiscal years, projected increases in expenditure needs -- especially in the areas of education and health and human services -- are expected to result in a budget gap.

Missouri's greatest economic strength is its diversity, which is partly based on the state's location at the geographic center of the nation (Source: Municipal Market Data). This gives it an economic advantage in trade and manufacturing. For the first nine months of fiscal 2005, total state revenues were up moderately. The state expects the general fund balance to be drawn down in fiscal 2005 due to the limitation of taxes imposed by the general assembly.

After suffering through three years of job loses, Oregon's economy has provided solid growth for the last two years. Employment, which grew at 2.5% in 2004, has continued to grow in 2005, with gains accelerating to over 3% for the 12 months ended July 2005. State revenues are up moderately for the first nine months of fiscal 2005 (Source: Municipal Market Data). Oregon's most recent revenue forecast provides for more General Fund resources for the 2005-2007 biennium than originally anticipated. Higher-than-expected personal income taxes, which represent nearly 90% of revenues in the state general fund, account for most of the upward forecast revision. Oregon has not yet adopted a two-year budget for 2005-2007. In the interim, the state is operating under a continuing appropriation resolution. Until a new budget is adopted, spending levels are maintained at the level of the last quarter of the most recent fiscal year. We believe Oregon should continue to implement tight financial controls to compensate for low budget reserves and further uncertainty associated with voter initiative activity.

Overall, municipal bond issuance has remained robust in 2005, and these three states are no exception. Total national issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace remains. The drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Idaho and Missouri, in particular, have experienced significantly higher issuance levels, up 150% and 39% in volume year-to-date, respectively. In Oregon, the new issue volume has increased by 4.7% over last year's pace, below the 13% growth rate for the municipal market in total (source: Municipal Market Data).

HOW DID DELAWARE TAX-FREE MISSOURI INSURED FUND PERFORM DURING THE FISCAL YEAR? For the fiscal year ended August 31, 2005, Delaware Tax-Free Missouri Insured Fund returned 5.27% (Class A shares at net asset value with distributions reinvested) and 0.57% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Missouri Municipal Debt Funds Universe Average, which returned 4.92%, and was in line with the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which excluded sales charges (source:
Lipper, Inc.).

HOW DID DELAWARE TAX-FREE OREGON INSURED FUND PERFORM DURING THE FISCAL YEAR? For the fiscal year ended August 31, 2005, Delaware Tax-Free Oregon Insured Fund returned 5.09% (Class A shares at net asset value with distributions reinvested) and 0.33% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Oregon Municipal Debt Funds Universe Average, which returned 4.22%, and slightly underperformed the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which excluded sales charges (source:
Lipper, Inc.).

FOR EACH FUND, WHAT STRATEGIES INFLUENCED FUND PERFORMANCE?
The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate as set forth in its prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns. This selection process has contributed across all funds.

While the Federal Reserve raised short-term rates by increasing the fed-funds target rate, long-term bond yields declined, as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" structure and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield, it causes the credit curve to tighten and results in good performance for those securities. Bonds rated A and BBB, and non-investment grade securities have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds have benefited from an allotment to these higher-risk credits.

*For complete annualized performance, see tables on pages 4, 6, and 8.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment environment for colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico have also performed well during the period.

The Delaware Tax-Free Idaho Fund has the broadest mandate of these three funds and has therefore been able to participate in all four sources of return. The Fund is structured with long maturities that have benefited from the flattening of the yield curve, it has a meaningful allotment in mid-to-lower investment grade securities and this has allowed it to participate in some of the better-performing sectors.

CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE MISSOURI INSURED FUND? Positions included St. Francis Medical Center in Cape Girardeau and corporate backed bonds such as Sugar Creek IDB's for Lafarge North America. AAA-insured contributors included zero coupon bonds for the St. Louis Convention Center, bonds for the University of Health Sciences and escrowed single-family housing bonds in Greene County. Territorial bonds for Puerto Rico and the Virgin Islands also provided significant returns during the year.

The Delaware Tax-Free Missouri Insured Fund was well positioned for a flattening of the yield curve with a significant allocation of bonds having maturities 15 years and longer. Legacy bonds that have short due dates or short calls help offset these longer positions. The Fund's insured mandate limits it from participating fully in the credit spread tightening of lower-rated bonds and some of the associated sectors. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period to gain excess returns.

WHAT WERE KEY HOLDINGS IN DELAWARE TAX-FREE OREGON INSURED FUND?
Positions included Providence Health Systems in Multnomah County, Cascade Health Systems in Deschutes County, and student housing bonds for Portland State University. Other key holdings included securities for Willamette University, Oregon Health Sciences University, and Lebanon school district in Linn County that was pre-refunded and escrowed to maturity. The Oregon Health Sciences bonds are zero coupon bonds that benefited from the decline in long interest rates. Also contributing to performance were territorial bonds for the Puerto Rico Power Authority.

The Delaware Tax-Free Oregon Insured Fund was also well positioned for curve flattening with significant exposure to long maturities and an offsetting position in legacy bonds with short due dates. The Fund's insured mandate limits it from participating fully in the credit spread tightening of lower-rated bonds and some of the associated sectors. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period to gain excess returns.

FOR EACH FUND, WHAT DETRACTED FROM PERFORMANCE?
Detracting from each of our Funds' performance, relative to the benchmark index, was the significant decision to avoid the unenhanced tobacco sector. This sector, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and therefore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in this sector and have generally avoided securities backed by airline corporation revenues, as we are concerned about the long-term fundamentals of the industry.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

PERFORMANCE SUMMARY
  DELAWARE TAX-FREE MISSOURI INSURED FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Missouri Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005           Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
Excluding Sales Charge             +5.63%      +5.44%       +5.45%      +5.27%
Including Sales Charge             +5.25%      +4.96%       +4.48%      +0.57%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge             +4.79%      +4.84%       +4.65%      +4.50%
Including Sales Charge             +4.79%      +4.84%       +4.40%      +0.50%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
Excluding Sales Charge             +4.35%                   +4.66%      +4.48%
Including Sales Charge             +4.35%                   +4.66%      +3.48%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and Missouri state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$51 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
56
--------------------------------------------------------------------------------
FUND START DATE:
November 2, 1992
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter
Robert F. Collins
Patrick P. Coyne
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  VMOIX
Class B  DVTBX
Class C  DVTCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                         DELAWARE TAX-FREE
                         MISSOURI INSURED          LEHMAN BROTHERS
                               FUND              MUNICIPAL BOND INDEX

AUG-95                       $ 9,550                   $10,000
AUG-96                       $10,089                   $10,524
AUG-97                       $11,006                   $11,496
AUG-98                       $11,899                   $12,491
AUG-99                       $11,854                   $12,553
AUG-00                       $12,446                   $13,403
AUG-01                       $13,552                   $14,769
AUG-02                       $14,281                   $15,691
AUG-03                       $14,672                   $16,183
AUG-04                       $15,410                   $17,334
AUG-05                       $16,223                   $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect for all classes of the Delaware Tax-Free Missouri Insured Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

PERFORMANCE SUMMARY
  DELAWARE TAX-FREE OREGON INSURED FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Oregon Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005            Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
Excluding Sales Charge              +5.33%      +5.70%       +5.95%      +5.09%
Including Sales Charge              +4.93%      +5.22%       +4.98%      +0.33%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
Excluding Sales Charge              +4.99%      +5.10%       +5.18%      +4.31%
--------------------------------------------------------------------------------
Including Sales Charge              +4.99%      +5.10%       +4.94%      +0.31%
Class C (Est. 7/7/95)
Excluding Sales Charge              +4.90%      +4.91%       +5.19%      +4.30%
Including Sales Charge              +4.90%      +4.91%       +5.19%      +3.30%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and Oregon state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$48 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
50
--------------------------------------------------------------------------------
FUND START DATE:
August 1, 1993
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter
Robert F. Collins
Patrick P. Coyne
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  VORIX
Class B  DVYBX
Class C  DVYCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                          DELAWARE TAX-FREE        LEHMAN BROTHERS
                         OREGON INSURED FUND     MUNICIPAL BOND INDEX

AUG-95                       $ 9,550                   $10,000
AUG-96                       $10,049                   $10,524
AUG-97                       $10,976                   $11,496
AUG-98                       $11,939                   $12,491
AUG-99                       $11,739                   $12,553
AUG-00                       $12,448                   $13,403
AUG-01                       $13,742                   $14,769
AUG-02                       $14,486                   $15,691
AUG-03                       $14,914                   $16,183
AUG-04                       $15,810                   $17,334
AUG-05                       $16,615                   $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect for all classes of the Delaware Tax-Free Oregon Insured Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the period March 1, 2005 to August 31, 2005
  OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the tables assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE MISSOURI INSURED FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                     Expenses
                                                           Beginning     Ending                     Paid During
                                                            Account     Account       Annualized      Period
                                                             Value       Value          Expense      3/1/05 to
                                                             3/1/05     8/31/05          Ratio        8/31/05
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,030.30         0.90%         $4.61
Class B                                                     1,000.00    1,025.50         1.65%          8.42
Class C                                                     1,000.00    1,026.40         1.65%          8.43
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.67         0.90%         $4.58
Class B                                                     1,000.00    1,016.89         1.65%          8.39
Class C                                                     1,000.00    1,016.89         1.65%          8.39
---------------------------------------------------------------------------------------------------------------


DELAWARE TAX-FREE OREGON INSURED FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                     Expenses
                                                           Beginning     Ending                     Paid During
                                                            Account     Account       Annualized      Period
                                                             Value       Value          Expense      3/1/05 to
                                                             3/1/05     8/31/05          Ratio        8/31/05
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,026.50         0.89%         $4.55
Class B                                                     1,000.00    1,022.60         1.64%          8.36
Class C                                                     1,000.00    1,022.60         1.64%          8.36
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.72         0.89%         $4.53
Class B                                                     1,000.00    1,016.94         1.64%          8.34
Class C                                                     1,000.00    1,016.94         1.64%          8.34
---------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
  DELAWARE TAX-FREE MISSOURI INSURED FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
MUNICIPAL BONDS                                                96.72%
------------------------------------------------------------------------
Airport Revenue Bonds                                           3.53%

City General Obligation Bonds                                   2.24%

Corporate-Backed Revenue Bonds                                  2.06%

Dedicated Tax & Fees Revenue Bonds                              4.18%

Escrowed to Maturity Bonds                                      3.35%

Higher Education Revenue Bonds                                  2.06%

Hospital Revenue Bonds                                         12.01%

Investor-Owned Utilities Revenue Bonds                          4.40%

Miscellaneous Revenue Bonds                                     2.12%

Multifamily Housing Revenue Bonds                               6.07%

Municipal Lease Revenue Bonds                                  14.32%

Political Subdivision General Obligation Bonds                  2.11%

Pre-Refunded Bonds                                             11.81%

Public Power Revenue Bonds                                      2.31%

School District General Obligation Bonds                        7.24%

Single Family Housing Revenue Bonds                             1.80%

Territorial General Obligation Bonds                            1.07%

Territorial Revenue Bonds                                      10.19%

Water & Sewer Revenue Bonds                                     3.85%
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          2.11%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.83%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.17%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
  DELAWARE TAX-FREE OREGON INSURED FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                            PERCENTAGE
SECTOR                                                    OF NET ASSETS
------------------------------------------------------------------------
MUNICIPAL BONDS                                                93.36%
------------------------------------------------------------------------
Airport Revenue Bonds                                           3.27%

Escrowed to Maturity Bonds                                      2.33%

Higher Education Revenue Bonds                                 14.89%

Hospital Revenue Bonds                                          3.96%

Investor-Owned Utilities Revenue Bonds                          1.32%

Miscellaneous Revenue Bonds                                     3.01%

Multifamily Housing Revenue Bonds                               2.32%

Municipal Lease Revenue Bonds                                   3.43%

Political Subdivision General Obligation Bonds                  5.01%

Pre-Refunded Bonds                                             23.81%

Public Utility District Revenue Bonds                           1.73%

School District General Obligation Bonds                       11.05%

Single Family Housing Revenue Bonds                             2.96%

Tax Increment/Special Assessment Bonds                          2.65%

Territorial Revenue Bonds                                      10.89%

Water & Sewer Revenue Bonds                                     0.73%
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          5.67%
------------------------------------------------------------------------
Money Market Instruments                                        3.46%

Variable Rate Demand Notes                                      2.21%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.03%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.97%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENTS                               DELAWARE TAX-FREE MISSOURI INSURED FUND
  OF NET ASSETS                          August 31, 2005

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS - 96.72%
Airport Revenue Bonds - 3.53%
  St. Louis Airport (Capital Improvement
    Project) Series A 5.375% 7/1/21 (MBIA)             $1,635,000     $1,790,668
                                                                      ----------
                                                                       1,790,668
                                                                      ----------
City General Obligation Bonds - 2.24%
  Des Peres Refunding
    5.375% 2/1/20 (AMBAC)                               1,000,000      1,135,880
                                                                      ----------
                                                                       1,135,880
                                                                      ----------
Corporate-Backed Revenue Bonds - 2.06%
  Missouri State Development Finance
    Board Infrastructure Facilities
    (Triumph Foods Project)
    Series A 5.25% 3/1/25                                 500,000        518,790
  Sugar Creek Industrial Development
    Revenue (Lafarge North America Project)
    Series A 5.65% 6/1/37 (AMT)                           500,000        524,025
                                                                      ----------
                                                                       1,042,815
                                                                      ----------
Dedicated Tax & Fees Revenue Bonds - 4.18%
  Bi-State Development Agency Illinois
    Metropolitan District
    (Metrolink Cross County Project)
    Series B 5.00% 10/1/32 (FSA)                        1,000,000      1,058,180
  Jackson County Special Obligation
    5.00% 12/1/27 (MBIA)                                1,000,000      1,057,500
                                                                      ----------
                                                                       2,115,680
                                                                      ----------
Escrowed to Maturity Bonds - 3.35%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue (Southeast Missouri
    Hospital) 5.25% 6/1/16 (MBIA)                         440,000        490,701
 ^Greene County Single Family Mortgage
    Revenue Municipal Multiplier
    6.10% 3/1/16                                        1,225,000        802,425
  Liberty Sewer System Revenue
    6.00% 2/1/08 (MBIA)                                   380,000        406,630
                                                                      ----------
                                                                       1,699,756
                                                                      ----------
Higher Education Revenue Bonds - 2.06%
  Missouri State Health & Educational
    Facilities Authority Educational
    Facilities Revenue (University of
    Health Sciences) 5.00% 6/1/31 (MBIA)                1,000,000      1,041,210
                                                                      ----------
                                                                       1,041,210
                                                                      ----------
Hospital Revenue Bonds - 12.01%
  Cape Girardeau County Industrial
    Development Authority Health Care
    Facilities Revenue Unrefunded Balance
    (Southeast Missouri Hospital)
    5.25% 6/1/16 (MBIA)                                   560,000        618,733
    (St. Francis Medical Center)
    Series A 5.50% 6/1/32                               1,000,000      1,062,390
Hannibal Industrial Development Authority
  Health Facilities Revenue Refunding
    (Hannibal Regional Hospital) Series A
    5.625% 3/1/12 (FSA)                                 1,000,000      1,032,290
    5.75% 3/1/22 (FSA)                                  1,000,000      1,032,540

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS (continued)
Hospital Revenue Bonds (continued)
  Joplin Industrial Development Authority
    Health Facilities Revenue
    (Freeman Health System Project)
    5.375% 2/15/35                                      $  255,000    $  266,518
    5.75% 2/15/35                                          405,000       440,790
  Missouri State Health & Educational
    Facilities Authority Health Facilities
    Revenue Refunding
    (Lake Regional Health System Project)
    5.70% 2/15/34                                          500,000       535,840
    (SSM Health Care)
    Series AA 6.40% 6/1/10 (MBIA)                          500,000       567,835
  North Kansas City Missouri Hospital
    Revenue Series A 5.00% 11/15/28 (FSA)                  500,000       531,235
                                                                      ----------
                                                                       6,088,171
                                                                      ----------
Investor Owned Utilities Revenue Bonds - 4.40%
  Missouri State Environmental Improvement
    & Energy Resource Authority Pollution
    Control Revenue Refunding (St. Joseph
    Light & Power Company Project)
    5.85% 2/1/13 (AMBAC)                                 2,200,000     2,227,346
                                                                      ----------
                                                                       2,227,346
                                                                      ----------
Miscellaneous Revenue Bonds - 2.12%
  Missouri State Environmental Improvement
    & Energy Resource Authority Water
    Pollution Control Revenue Unrefunded
    Balance (State Revolving Fund Project)
    Series A 6.05% 7/1/16 (FSA)                          1,060,000     1,073,324
                                                                      ----------
                                                                       1,073,324
                                                                      ----------
Multifamily Housing Revenue Bonds - 6.07%
  Missouri State Housing Development
    Commission Multifamily Housing
    Hyder Series 3 5.60% 7/1/34 (FHA) (AMT)              1,435,000     1,512,662
    San Remo Series 5 5.45% 1/1/36
    (FHA) (AMT)                                            500,000       522,665
  St. Louis County Industrial Development
    Authority Housing Development Revenue
    Refunding Sub (Southfield & Oak Forest
    Apartment-A) 5.20% 1/20/36 (GNMA)                    1,000,000     1,038,060
                                                                      ----------
                                                                       3,073,387
                                                                      ----------
Municipal Lease Revenue Bonds - 14.32%
  Chesterfield Certificates of Participation
    5.00% 12/1/24 (FGIC)                                 1,000,000     1,085,540
  Missouri State Development Finance Board
    Infrastructure Facilities Revenue
    (Branson Landing Project) Series A
    5.25% 12/1/19                                          435,000       461,909
    5.50% 12/1/24                                          500,000       534,680
  Missouri State Development Finance Board
    Infrastructure Facilities Revenue
    (Crackerneck Creek Project)
    Series C 5.00% 3/1/26                                  500,000       514,295
    (Hartman Heritage Center Phase II)
    5.00% 4/1/21 (AMBAC)                                   335,000       359,623

STATEMENTS                               DELAWARE TAX-FREE MISSOURI INSURED FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS (continued)
Municipal Lease Revenue Bonds (continued)
  St. Charles County Public Water Supply
    District #2 Certificate of Participation
    (Missouri Project)
    Series A 5.25% 12/1/28 (MBIA)                       $1,000,000    $1,083,980
    Series B 5.10% 12/1/25 (MBIA)                          500,000       527,510
  St. Louis College District Leasehold
    Revenue 5.00% 3/1/23 (AMBAC)                         1,000,000     1,077,980
 ^St. Louis Industrial Development Authority
    Leasehold Revenue (Convention Center
    Hotel) 5.80% 7/15/20 (AMBAC)                         3,035,000     1,609,673
                                                                      ----------
                                                                       7,255,190
                                                                      ----------
Political Subdivision General Obligation Bonds - 2.11%
  Taney County Reorganization School
    District R-V Hollister School District
    5.00% 3/1/22 (FSA)                                   1,000,000     1,071,270
                                                                      ----------
                                                                       1,071,270
                                                                      ----------
!Pre-Refunded Bonds - 11.81%
  Kansas City Land Clearance Redevelopment
    Authority Lease Revenue (Muehlebach
    Hotel) Series A 5.90% 12/1/18-05 (FSA)               1,000,000     1,027,680
  Liberty Sewer System Revenue
    6.15% 2/1/15-09 (MBIA)                               1,500,000     1,650,150
  Missouri State Health & Educational
    Facilities Authority Educational
    Facilities Revenue (Central Missouri
    State University Project)
    5.75% 10/1/25-05 (AMBAC)                             1,000,000     1,002,490
  St. Charles School District
    6.50% 2/1/14-06 (FGIC)                               1,250,000     1,269,525
  St. Louis Municipal Finance Corporation
    Leasehold Revenue Improvement
    (City Justice Center) Series A
    5.95% 2/15/16-06 (AMBAC)                             1,000,000     1,034,020
                                                                      ----------
                                                                       5,983,865
                                                                      ----------
Public Power Revenue Bonds - 2.31%
  Sikeston Electric Revenue Refunding
    6.00% 6/1/13 (MBIA)                                  1,000,000     1,171,310
                                                                      ----------
                                                                       1,171,310
                                                                      ----------
School District General Obligation Bonds - 7.24%
  Camdenton Reorganized School
    District R-III Camden County Refunding &
    Improvement 5.25% 3/1/24 (FSA)                       1,000,000     1,110,930
  Greene County Reorganization School
    District R8 (Direct Deposit Project)
    5.10% 3/1/22 (FSA)                                   1,500,000     1,618,365
 ^St. Charles County Francis Howell
    School District (Capital Appreciation
    Direct Deposit Project) Series A
    5.15% 3/1/17 (FGIC)                                  1,500,000       938,460
                                                                      ----------
                                                                       3,667,755
                                                                      ----------
Single Family Housing Revenue Bonds - 1.80%
  Missouri State Housing Development
    Commission Mortgage Revenue Series C
    7.45% 9/1/27 (GNMA) (FNMA) (AMT)                       185,000       185,235

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS (continued)
Single Family Housing Revenue Bonds (continued)
  Missouri State Housing Development
    Commission Mortgage Revenue
    Single Family Homeowner
    Loan A 7.20% 9/1/26
    (GNMA) (FNMA) (AMT)                                $   140,000   $   140,878
    Loan B 7.55% 9/1/27
    (GNMA) (FNMA) (AMT)                                     70,000        70,083
    Loan C 7.25% 9/1/26
    (GNMA) (FNMA) (AMT)                                    160,000       162,659
  Missouri State Housing Development
    Commission Mortgage Revenue
    Single Family Mortgage Series A
    5.20% 9/1/33 (GNMA) (FNMA) (AMT)                       345,000       354,919
                                                                     -----------
                                                                         913,774
                                                                     -----------
Territorial General Obligation Bonds - 1.07%
  Puerto Rico Commonwealth Improvement
    Series A 5.25% 7/1/23                                  500,000       544,155
                                                                     -----------
                                                                         544,155
                                                                     -----------
Territorial Revenue Bonds - 10.19%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Transportation
    Revenue Series A 4.75% 7/1/38 (MBIA)                 1,000,000     1,057,650
  Puerto Rico Electric Power
    Authority Power Revenue
    Series NN 5.125% 7/1/29                                400,000       430,124
    Series PP 5.00% 7/1/25 (FGIC)                        1,000,000     1,081,090
&Puerto Rico Electric Power Authority
    Power Revenue, Inverse Floater
    ROLs 6.345% 7/1/19 (FSA)                             1,925,000     2,062,695
    University of the Virgin Islands
    Series A 5.375% 6/1/34                                 500,000       533,625
                                                                     -----------
                                                                       5,165,184
                                                                     -----------
Water & Sewer Revenue Bonds - 3.85%
  Metropolitan St. Louis Sewer District
    Wastewater Revenue
    5.00% 5/1/34 (MBIA)                                  1,250,000     1,327,075
  Missouri State Development Finance Board
    Infrastructure Facilities Revenue
    (Sewer System Improvement Project)
    Series C 5.00% 3/1/25                                  605,000       625,050
                                                                     -----------
                                                                       1,952,125
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $45,889,061)                              49,012,865
                                                                     -----------
                                                        Number of
                                                          Shares
SHORT-TERM INVESTMENTS - 2.11%
  Dreyfus Tax-Exempt Cash
    Management Fund                                      1,068,051     1,068,051
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (cost $1,068,051)                         1,068,051
                                                                     -----------

STATEMENTS                               DELAWARE TAX-FREE MISSOURI INSURED FUND
  OF NET ASSETS (CONTINUED)

TOTAL MARKET VALUE OF SECURITIES - 98.83%
  (cost $46,957,112)                                                $50,080,916
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.17%                                            591,443
                                                                    -----------
NET ASSETS APPLICABLE TO 4,688,927
  SHARES OUTSTANDING - 100.00%                                      $50,672,359
                                                                    ===========

Net Asset Value - Delaware Tax-Free Missouri Insured Fund
  Class A ($46,182,308 / 4,273,525 Shares)                               $10.81
                                                                       --------
Net Asset Value - Delaware Tax-Free Missouri Insured Fund
  Class B ($3,098,612 / 286,829 Shares)                                  $10.80
                                                                       --------
Net Asset Value - Delaware Tax-Free Missouri Insured Fund
  Class C ($1,391,439 / 128,573 Shares)                                  $10.82
                                                                       --------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $47,554,884
Accumulated net realized loss on investments                             (6,329)
Net unrealized appreciation of investments                            3,123,804
                                                                    -----------
Total net assets                                                    $50,672,359
                                                                    ===========

^Zero coupon bond. The interest rate shown is the yield at the time of purchase. !Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."
&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2005. See Note 7 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Options Long

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE TAX-FREE MISSOURI INSURED FUND
Net asset value Class A (A)                                              $10.81
Sales charge (4.50% of offering price) (B)                                 0.51
                                                                         ------
Offering price                                                           $11.32
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                 DELAWARE TAX-FREE OREGON INSURED FUND
  OF NET ASSETS (CONTINUED)                August 31, 2005

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS - 93.36%
Airport Revenue Bonds - 3.27%
  Portland Airport Revenue
    (Portland International Airport)
    Series 11 5.625% 7/1/26 (AMT) (FGIC)                $1,500,000    $1,555,335
                                                                      ----------
                                                                       1,555,335
                                                                      ----------
Escrowed to Maturity Bonds - 2.33%
  Umatilla County Hospital Facility Authority
    Revenue (Catholic Health Initiatives)
    Series A 5.50% 3/1/32                                1,000,000     1,108,190
                                                                      ----------
                                                                       1,108,190
                                                                      ----------
Higher Education Revenue Bonds - 14.89%
  Oregon Health Sciences University Revenue
    (Capital Appreciation Insured)
    Series A 5.00% 7/1/32 (MBIA)                         2,000,000     2,112,260
   ^Series A 5.50% 7/1/21 (MBIA)                         2,000,000     1,016,560
  Oregon State Facilities Authority Revenue
    (College Housing Northwest Project)
    Series A 5.45% 10/1/32                               1,000,000     1,034,890
    (College Independent Student Housing
    Project) Series A 5.25% 7/1/30 (XLCA)                  630,000       685,717
    (Linfield College Project)
    Series A 5.00% 10/1/30                                 600,000       618,924
    (Willamette University Project)
    Series A 5.00% 10/1/34 (FGIC)                        1,000,000     1,067,260
    5.125% 10/1/25 (FGIC)                                  500,000       547,935
                                                                      ----------
                                                                       7,083,546
                                                                      ----------
Hospital Revenue Bonds - 3.96%
  Deschutes County Hospital Facilities
    Authority Hospital Revenue (Cascade
    Health Services) 5.60% 1/1/32                        1,250,000     1,335,825
  Multnomah County Hospital Facilities
    Authority Revenue (Providence Health
    System) 5.25% 10/1/22                                  500,000       546,395
                                                                      ----------
                                                                       1,882,220
                                                                      ----------
Investor Owned Utilities Revenue Bonds - 1.32%
 oPort Morrow Pollution Control Revenue
    (Portland General Electric Co.)
    Series A 5.20% 5/1/33                                  600,000       626,856
                                                                      ----------
                                                                         626,856
                                                                      ----------
Miscellaneous Revenue Bonds - 3.01%
  Oregon State Department Administrative
    Services 5.00% 9/1/13 (FSA)                            800,000       884,576
  Oregon State Department Administrative
    Services Lottery Revenue Refunding
    Series A 5.00% 4/1/18 (FSA)                            500,000       545,300
                                                                      ----------
                                                                       1,429,876
                                                                      ----------
Multifamily Housing Revenue Bonds - 2.32%
  Oregon Health, Housing, Educational, &
    Cultural Facilities Authority
    (Pier Park Project) Series A
    6.05% 4/1/18 (AMT) (GNMA)                            1,095,000     1,102,566
                                                                      ----------
                                                                       1,102,566
                                                                      ----------

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS (continued)
Municipal Lease Revenue Bonds - 3.43%
  Oregon State Department
    Administration Services
    Certificate of Participation Refunding
    Series A 5.00% 5/1/30 (FSA)                        $   500,000   $   532,915
    Series C 5.25% 11/1/15 (MBIA)                        1,000,000     1,097,910
                                                                     -----------
                                                                       1,630,825
                                                                     -----------
Political Subdivision General Obligation
Bonds - 5.01%
  Deschutes County Refunding
    5.00% 12/1/16 (FSA)                                    500,000       545,790
  Southwestern Oregon Community College
    District 5.00% 6/1/28 (MBIA)                         1,100,000     1,176,868
  Treasure Valley Community College
    District 5.00% 6/1/35 (AMBAC)                          620,000       662,123
                                                                     -----------
                                                                       2,384,781
                                                                     -----------
!Pre-Refunded Bonds - 23.81%
  Chemeketa County Community College
    District 5.80% 6/1/12-06 (FGIC)                      1,500,000     1,533,405
  Deschutes County Administrative
    School District #1 Series A
    5.125% 6/15/21-11 (FSA)                              1,000,000     1,097,560
  Jackson County School District #6
    Central Point 5.25% 6/15/20-10 (FGIC)                1,175,000     1,282,583
  Linn County Community School District #9
    Lebanon 5.60% 6/15/30-13 (FGIC)                      2,000,000     2,295,361
  Malheur County (Jail Buildings)
    6.30% 12/1/12-05 (MBIA)                                500,000       504,465
  Multnomah County School District #3
    Park Rose 5.50% 12/1/11-05 (FGIC)                      500,000       503,410
  North Unit Irrigation District
    5.75% 6/1/16-06 (MBIA)                               1,000,000     1,022,180
  Oregon State Department Administrative
    Services Certificate of Participation
    Series A 5.80% 5/1/24-07 (AMBAC)                     1,000,000     1,056,300
  Puerto Rico Commonwealth Public
    Improvement 5.125% 7/1/30-11 (FSA)                     920,000     1,013,260
  Salem Water & Sewer Revenue
    5.625% 6/1/16-06 (MBIA)                              1,000,000     1,020,980
                                                                     -----------
                                                                      11,329,504
                                                                     -----------
Public Utility District Revenue Bonds - 1.73%
  Emerald Peoples Utilities District Series A
    5.25% 11/1/22 (FSA)                                    750,000       825,420
                                                                     -----------
                                                                         825,420
                                                                     -----------
School District General Obligation Bonds - 11.05%
  Benton & Linn Counties School District #509J
    Corvallis 5.00% 6/1/21 (FSA)                         1,000,000     1,076,020
  Clackamas County School District #086
    5.00% 6/15/25 (FSA)                                    500,000       541,615
  Clackmas County School District #12
    (North Clackamas) 5.00% 6/15/16 (FSA)                1,000,000     1,118,980
  Jefferson County School District #509J
    5.00% 6/15/22 (FGIC)                                   500,000       537,745
  Lane County School District #019 Springfield
    Refunding 6.00% 10/15/14 (FGIC)                        500,000       595,280
  Lincoln County School District
    5.25% 6/15/12 (FGIC)                                   700,000       750,246
  Salem-Keizer School District #24J
    Refunding 5.00% 6/15/19 (FSA)                          500,000       543,865

STATEMENTS                                 DELAWARE TAX-FREE OREGON INSURED FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal        Market
                                                         Amount         Value
MUNICIPAL BONDS (continued)
School District General Obligation Bonds (continued)
 ^Umatilla County School District #6 R Umatilla
    Refunding 5.50% 12/15/22 (AMBAC)                   $   200,000   $    95,202
                                                                     -----------
                                                                       5,258,953
                                                                     -----------
Single Family Housing Revenue Bonds - 2.96%
  Oregon State Housing & Community
    Services Department Mortgage Revenue
    Single Family Mortgage Program
    Series R 5.375% 7/1/32 (AMT)                         1,365,000     1,410,031
                                                                     -----------
                                                                       1,410,031
                                                                     -----------
Tax Increment/Special Assessment Bonds - 2.65%
  Portland River District Urban Renewal &
    Redevelopment Interstate Corridor
    Series A 5.00% 6/15/23 (AMBAC)                         250,000       267,870
  Portland Urban Renewal & Redevelopment
    Interstate Corridor Series A
    5.25% 6/15/20 (FGIC)                                   890,000       991,923
                                                                     -----------
                                                                       1,259,793
                                                                     -----------
Territorial Revenue Bonds - 10.89%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Transportation
    Revenue Series J 5.50% 7/1/22                          400,000       445,516
 ^Puerto Rico Commonwealth Infrastructure
    Financing Authority Series A
    4.60% 7/1/30 (FGIC)                                  1,000,000       332,620
  Puerto Rico Commonwealth Public
    Improvement (Unrefunded Balance)
    5.125% 7/1/30 (FSA)                                    580,000       623,923
  Puerto Rico Electric Power Authority Power
    Revenue Series NN 5.125% 7/1/29                      1,000,000     1,075,310
 &Puerto Rico Electric Power Authority Power
    Revenue, Inverse Floater ROLs
    6.345% 7/1/19 (FSA)                                  1,500,000     1,607,295
  Puerto Rico Public Buildings Authority
    Revenue (Government Facilities) Series J
    5.00% 7/1/36 (AMBAC)                                 1,000,000     1,095,190
                                                                     -----------
                                                                       5,179,854
                                                                     -----------
Water & Sewer Revenue Bonds - 0.73%
  Portland Sewer Systems Revenue (Second
    Lien) Series A 5.00% 6/1/23 (FSA)                      325,000       348,134
                                                                     -----------
                                                                         348,134
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $41,697,988)                              44,415,884
                                                                     -----------

                                                           Number
                                                         of Shares
SHORT-TERM INVESTMENTS - 5.67%
Money Market Instruments - 3.46%
  Dreyfus Tax-Exempt Cash
    Management Fund                                      1,645,048     1,645,048
                                                                       ---------
                                                                       1,645,048
                                                                       ---------
                                                        Principal
                                                          Amount
oVariable Rate Demand Notes - 2.21%
  Portland Multi-Family Housing Revenue
    (South Park Block Project) 2.40% 12/1/11            $1,050,000     1,050,000
                                                                      ----------
                                                                       1,050,000
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS
  (cost $2,695,048)                                                    2,695,048
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 99.03%
  (cost $44,393,036)                                                $47,110,932
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.97%                                            463,448
                                                                    -----------
NET ASSETS APPLICABLE TO 4,464,316
  SHARES OUTSTANDING - 100.00%                                      $47,574,380
                                                                    -----------

Net Asset Value - Delaware Tax-Free Oregon Insured Fund
  Class A ($34,028,751 / 3,194,497 Shares)                               $10.65
                                                                         ------
Net Asset Value - Delaware Tax-Free Oregon Insured Fund
  Class B ($6,889,419 / 646,429 Shares)                                  $10.66
                                                                         ------
Net Asset Value - Delaware Tax-Free Oregon Insured Fund
  Class C ($6,656,210 / 623,390 Shares)                                  $10.68
                                                                         ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                                $45,032,032
Accumulated net realized loss on investments                           (175,548)
Net unrealized appreciation of investments                            2,717,896
                                                                    -----------
Total net assets                                                    $47,574,380
                                                                    ===========

!Pre-Refunded Bonds are municipals that are generally backed or secured by U.S.
 Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in "Notes to Financial Statements."
oVariable rate notes. The interest rate shown is the rate as of August 31, 2005. ^Zero coupon security. The interest rate shown is the yield at the time of purchase.
&An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rates disclosed is in effect as of August 31, 2005. See Note 7 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
ROLs - Residual Options Long
XLCA - Insured by XL Capital Assurance

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE TAX-FREE OREGON INSURED FUND
Net asset value Class A (A)                                              $10.65
Sales charge (4.50% of offering price) (B)                                 0.50
                                                                         ------
Offering price                                                           $11.15
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                            Year Ended August 31, 2005
  OF OPERATIONS

                                                                           Delaware            Delaware
                                                                           Tax-Free            Tax-Free
                                                                       Missouri Insured     Oregon Insured
                                                                             Fund                Fund
INVESTMENT INCOME:
  Interest                                                                $2,598,108          $2,184,541
                                                                          ----------          ----------

EXPENSES:
  Management fees                                                            256,217             226,722
  Distribution expenses - Class A                                            115,325              79,429
  Distribution expenses - Class B                                             38,115              70,849
  Distribution expenses - Class C                                             13,598              65,012
  Dividend disbursing and transfer agent fees and expenses                    33,637              27,334
  Accounting and administration expenses                                      17,708              15,712
  Legal and professional fees                                                 22,473              20,719
  Reports and statements to shareholders                                      12,797              16,171
  Registration fees                                                            2,789               1,417
  Custodian fees                                                               3,264               3,083
  Trustees' fees                                                               2,430               2,240
  Pricing fees                                                                 3,408               3,037
  Insurance                                                                    3,615               3,188
  Taxes                                                                          149                  89
  Other                                                                          833                 857
                                                                          ----------          ----------
                                                                             526,358             535,859
  Less expenses absorbed or waived                                           (11,390)            (38,527)
  Less expenses paid indirectly                                                  (60)               (130)
                                                                          ----------          ----------
  Total expenses                                                             514,908             497,202
                                                                          ----------          ----------
NET INVESTMENT INCOME                                                      2,083,200           1,687,339
                                                                          ----------          ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           130,115             106,456
  Net change in unrealized appreciation/depreciation of investments          380,933             366,029
                                                                          ----------          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                              511,048             472,485
                                                                          ----------          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $2,594,248          $2,159,824
                                                                          ==========          ==========

See accompanying notes

STATEMENTS
  OF CHANGES IN NET ASSETS

                                                                 Delaware Tax-Free                       Delaware Tax-Free
                                                               Missouri Insured Fund                    Oregon Insured Fund
                                                                    Year Ended                               Year Ended
                                                           8/31/05               8/31/04             8/31/05            8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $ 2,083,200           $ 2,222,786         $ 1,687,339        $ 1,836,635
  Net realized gain on investments                           130,115               303,361             106,456            115,703
  Net change in unrealized
    appreciation/depreciation of investments                 380,933               (15,128)            366,029            540,255
                                                         -----------           -----------         -----------        -----------
Net increase in net assets resulting from operations       2,594,248             2,511,019           2,159,824          2,492,593
                                                         -----------           -----------         -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                               (1,901,135)           (1,979,157)         (1,250,887)        (1,347,305)
    Class B                                                 (128,675)             (216,405)           (225,919)          (292,412)
    Class C                                                  (45,752)              (48,786)           (206,598)          (209,645)
                                                         -----------           -----------         -----------        -----------
                                                          (2,075,562)           (2,244,348)         (1,683,404)        (1,849,362)
                                                         -----------           -----------         -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                3,524,066             4,941,535           5,524,963          5,392,754
    Class B                                                      408               352,151             582,909            741,742
    Class C                                                  105,402               314,340           1,199,241          1,644,889

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                1,017,242               964,654             718,106            765,710
    Class B                                                   96,955               144,771             137,290            165,234
    Class C                                                   39,754                42,892             126,671            134,610
                                                         -----------           -----------         -----------        -----------
                                                           4,783,827             6,760,343           8,289,180          8,844,939
                                                         -----------           -----------         -----------        -----------
  Cost of shares repurchased:
    Class A                                               (4,575,966)           (4,404,290)         (3,366,599)        (5,169,155)
    Class B                                               (1,933,993)           (3,044,211)         (1,783,006)        (1,909,275)
    Class C                                                  (25,210)             (362,148)         (1,080,203)          (926,472)
                                                         -----------           -----------         -----------        -----------
                                                          (6,535,169)           (7,810,649)         (6,229,808)        (8,004,902)
                                                         -----------           -----------         -----------        -----------
Increase (decrease) in net assets derived
  from capital share transactions                         (1,751,342)           (1,050,306)          2,059,372            840,037
                                                         -----------           -----------         -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS                     (1,232,656)             (783,635)          2,535,792          1,483,268

NET ASSETS:
  Beginning of year                                       51,905,015            52,688,650          45,038,588         43,555,320
                                                         -----------           -----------         -----------        -----------
  End of year(1)                                         $50,672,359           $51,905,015         $47,574,380        $45,038,588
                                                         ===========           ===========         ===========        ===========

  (1)Including distributions in excess of
    net investment income                                $        --           $        --         $        --        $        --
                                                         ===========           ===========         ===========        ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.700     $10.640      $10.810     $10.740      $10.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.442       0.464        0.469       0.489        0.497
Net realized and unrealized gain (loss) on investments          0.110       0.065       (0.172)      0.068        0.400
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.552       0.529        0.297       0.557        0.897
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.442)     (0.469)      (0.467)     (0.487)      (0.497)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.442)     (0.469)      (0.467)     (0.487)      (0.497)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.810     $10.700      $10.640     $10.810      $10.740
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 5.27%       5.06%        2.75%       5.38%        8.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $46,182     $45,745      $44,026     $42,610      $40,349
Ratio of expenses to average net assets                         0.93%       0.94%        0.98%       0.97%        0.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.95%       0.94%        0.98%       0.97%        0.95%
Ratio of net investment income to average net assets            4.14%       4.33%        4.31%       4.61%        4.74%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      4.12%       4.33%        4.31%       4.61%        4.74%
Portfolio turnover                                                21%         20%          31%         23%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.690     $10.640      $10.810     $10.730      $10.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.363       0.385        0.387       0.410        0.418
Net realized and unrealized gain (loss) on investments          0.110       0.054       (0.172)      0.078        0.390
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.473       0.439        0.215       0.488        0.808
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.363)     (0.389)      (0.385)     (0.408)      (0.418)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.363)     (0.389)      (0.385)     (0.408)      (0.418)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.800     $10.690      $10.640     $10.810      $10.730
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.50%       4.19%        1.99%       4.70%        7.98%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $3,099      $4,903       $7,406      $9,264       $9,693
Ratio of expenses to average net assets                         1.68%       1.69%        1.73%       1.72%        1.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.70%       1.69%        1.73%       1.72%        1.70%
Ratio of net investment income to average net assets            3.39%       3.58%        3.56%       3.86%        3.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.37%       3.58%        3.56%       3.86%        3.99%
Portfolio turnover                                                21%         20%          31%         23%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Tax-Free Missouri Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.710     $10.660      $10.820     $10.740      $10.350

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.361       0.384        0.387       0.410        0.418
Net realized and unrealized gain (loss) on investments          0.110       0.054       (0.162)      0.078        0.390
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.471       0.438        0.225       0.488        0.808
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.361)     (0.388)      (0.385)     (0.408)      (0.418)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.361)     (0.388)      (0.385)     (0.408)      (0.418)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.820     $10.710      $10.660     $10.820      $10.740
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.48%       4.17%        2.08%       4.68%        7.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $1,391      $1,257       $1,257      $1,241         $626
Ratio of expenses to average net assets                         1.68%       1.69%        1.73%       1.72%        1.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.70%       1.69%        1.73%       1.72%        1.70%
Ratio of net investment income to average net assets            3.39%       3.58%        3.56%       3.86%        3.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.37%       3.58%        3.56%       3.86%        3.99%
Portfolio turnover                                                21%         20%          31%         23%          14%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Oregon Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.540     $10.380      $10.530     $10.450      $ 9.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.417       0.453        0.461       0.467        0.465
Net realized and unrealized gain (loss) on investments          0.110       0.163       (0.151)      0.079        0.540
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.527       0.616        0.310       0.546        1.005
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.417)     (0.456)      (0.460)     (0.466)      (0.465)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.417)     (0.456)      (0.460)     (0.466)      (0.465)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.650     $10.540      $10.380     $10.530      $10.450
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 5.09%       6.04%        2.97%       5.41%       10.39%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $34,029     $30,817      $29,410     $25,082      $22,973
Ratio of expenses to average net assets                         0.87%       0.85%        0.84%       0.85%        0.85%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.96%       0.90%        0.96%       1.00%        0.99%
Ratio of net investment income to average net assets            3.94%       4.30%        4.35%       4.52%        4.59%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.85%       4.25%        4.23%       4.37%        4.45%
Portfolio turnover                                                14%         16%          16%         20%          28%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Oregon Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.550     $10.390      $10.540     $10.450      $ 9.910

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.338       0.374        0.382       0.390        0.389
Net realized and unrealized gain (loss) on investments          0.110       0.163       (0.151)      0.089        0.540
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.448       0.537        0.231       0.479        0.929
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.338)     (0.377)      (0.381)     (0.389)      (0.389)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.338)     (0.377)      (0.381)     (0.389)      (0.389)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.660     $10.550      $10.390     $10.540      $10.450
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.31%       5.24%        2.20%       4.73%        9.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,889      $7,878       $8,750      $8,489       $7,928
Ratio of expenses to average net assets                         1.62%       1.60%        1.59%       1.60%        1.60%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.71%       1.65%        1.71%       1.75%        1.74%
Ratio of net investment income to average net assets            3.19%       3.55%        3.60%       3.77%        3.84%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.10%       3.50%        3.48%       3.62%        3.70%
Portfolio turnover                                                14%         16%          16%         20%          28%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Tax-Free Oregon Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.570     $10.400      $10.550     $10.470      $ 9.920

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.337       0.374        0.381       0.389        0.388
Net realized and unrealized gain (loss) on investments          0.110       0.173       (0.151)      0.079        0.550
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.447       0.547        0.230       0.468        0.938
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.337)     (0.377)      (0.380)     (0.388)      (0.388)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.337)     (0.377)      (0.380)     (0.388)      (0.388)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $10.680     $10.570      $10.400     $10.550      $10.470
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.30%       5.33%        2.19%       4.62%        9.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,656      $6,344       $5,395      $3,253       $1,820
Ratio of expenses to average net assets                         1.62%       1.60%        1.59%       1.60%        1.60%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.71%       1.65%        1.71%       1.75%        1.74%
Ratio of net investment income to average net assets            3.19%       3.55%        3.60%       3.77%        3.84%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      3.10%       3.50%        3.48%       3.62%        3.70%
Portfolio turnover                                                14%         16%          16%         20%          28%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                            August 31, 2005
  TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. general accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 was as follows:

                                 Delaware Tax-Free            Delaware Tax-Free
                               Missouri Insured Fund         Oregon Insured Fund
                               ---------------------         -------------------
  Earnings credits                     $60                          $130

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                 Delaware Tax-Free            Delaware Tax-Free
                               Missouri Insured Fund         Oregon Insured Fund
                               ---------------------         -------------------
  On the first $500 million           0.500%                       0.500%
  On the next $500 million            0.475%                       0.475%
  On the next $1.5 billion            0.450%                       0.450%
  In excess of $2.5 billion           0.425%                       0.425%

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets, as shown below.

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  The operating expense limitation as a percentage
    of average daily net assets (per annum)                  N/A                         0.60%

  Expiration date                                          10/31/04                    10/31/04

  Effective November 1, 2004, operating expense
    limitation as a percentage of average
    daily net assets (per annum)                            0.65%                        0.60%

  Expiration date                                          12/29/05                    12/29/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing, and transfer agent services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of the Funds' average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  Investment management fees payable to DMC               $19,174                      $19,322

  Dividend disbursing, transfer agent,
    accounting and administration fees and
    other expenses payable to DSC                           4,788                        4,206

  Other expenses payable to DMC and affiliates*            20,798                       25,518

*DMC, as a part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended August 31, 2005, Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund were charged $4,526, $2,730, $2,425, respectively, for internal legal services provided by DMC.

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
                                                           $5,743                      $26,600

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
Class A                                                    $   --                       $   --
Class B                                                     1,389                        6,785
Class C                                                        --                          800

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and/or trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
Purchases                                             $10,574,079                   $6,599,290
Sales                                                  13,194,283                    5,960,160

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS (CONTINUED)
At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  Cost of investments                                   $46,930,968                  $44,379,053
                                                        -----------                  -----------
  Aggregate unrealized appreciation                     $ 3,176,668                  $ 2,750,004
  Aggregate unrealized depreciation                         (26,720)                     (18,125)
                                                        -----------                  -----------
  Net unrealized appreciation                           $ 3,149,948                  $ 2,731,879
                                                        ===========                  ===========

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
                                                        Year Ended                    Year Ended
                                                    8/31/05      8/31/04         8/31/05      8/31/04

  Tax-exempt income                               $2,075,562   $2,244,348       $1,683,404  $1,849,362

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  Shares of beneficial interest                         $47,554,884                  $45,032,032
  Other temporary differences                                    --                           --
  Capital loss carryforwards                                (32,473)                    (189,531)
  Net unrealized appreciation of investments              3,149,948                    2,731,879
                                                        -----------                  -----------
  Net assets                                            $50,672,359                  $47,574,380
                                                        ===========                  ===========

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2005, the Funds recorded the following reclassifications.

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  Undistributed (distributions in excess
    of) net investment income                              $(7,638)                     $(3,935)
  Accumulated net realized gain (loss)                       7,638                        3,935

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                      Delaware Tax-Free            Delaware Tax-Free
                                                    Missouri Insured Fund         Oregon Insured Fund
                                                    ---------------------         -------------------
  2008                                                      $32,473                     $     --
  2009                                                           --                      110,608
  2010                                                           --                       78,923
                                                            -------                     --------
  Total                                                     $32,473                     $189,531
                                                            =======                     ========

In 2005, the Funds utilized capital loss carryforwards as follows:

                                                                Capital Loss
                                                           Carryforward Utilized
                                                           ---------------------
  Delaware Tax-Free Missouri Insured Fund                        $130,695
  Delaware Tax-Free Oregon Insured Fund                           106,455

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free
                                                         Missouri Insured Fund     Oregon Insured Fund
                                                         ----------------------   ----------------------
                                                         Year Ended  Year Ended   Year Ended  Year Ended
                                                           8/31/05     8/31/04      8/31/05     8/31/04
  Shares sold:
    Class A                                                329,028     460,103      521,536     511,034
    Class B                                                     62      33,006       54,948      70,440
    Class C                                                  9,871      29,155      112,925     157,187

  Shares issued upon reinvestment of
    dividends and distributions:
    Class A                                                 94,843      90,070       67,787      72,920
    Class B                                                  9,044      13,510       12,953      15,727
    Class C                                                  3,701       4,001       11,930      12,786
                                                          --------    --------     --------    --------
                                                           446,549     629,845      782,079     840,094
                                                          --------    --------     --------    --------
  Shares repurchased:
    Class A                                               (426,911)   (410,533)    (317,964)   (493,915)
    Class B                                               (180,772)   (284,201)    (168,301)   (181,823)
    Class C                                                 (2,347)    (33,776)    (101,836)    (88,193)
                                                          --------    --------     --------    --------
                                                          (610,030)   (728,510)    (588,101)   (763,931)
                                                          --------    --------     --------    --------
  Net increase (decrease)                                 (163,481)    (98,665)     193,978      76,163
                                                          ========    ========     ========    ========

For the years ended August 31, 2005 and 2004, the following shares and value were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                             Year Ended                                   Year Ended
                                                               8/31/05                                      8/31/04
                                            Class B Shares  Class A Shares    Value     Class B Shares   Class A Shares     Value
                                            --------------  --------------    -----     --------------   --------------     -----
  Delaware Tax-Free Missouri Insured Fund      139,117        139,010      $1,489,016       197,551         197,405      $2,118,117
  Delaware Tax-Free Oregon Insured Fund         70,235         70,293         742,841        63,867          63,896         676,263

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the fiscal year.

NOTES
  TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISKS
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

8. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                               (A)            (B)           (C)
                                                            Long Term       Ordinary        Tax-
                                                          Capital Gains      Income        Exempt         Total
                                                          Distributions  Distributions  Distributions  Distributions
                                                           (Tax Basis)    (Tax Basis)    (Tax Basis)    (Tax Basis)
--------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund                         --             --            100%          100%
Delaware Tax-Free Oregon Insured Fund                           --             --            100%          100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Investment Trust -- Delaware Tax-Free Missouri
  Insured Fund and Delaware Tax-Free Oregon Insured Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (two of the series constituting Voyageur Investment Trust) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund of Voyageur Investment Trust at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                         Ernst & Young LLP

Philadelphia, Pennsylvania
October 14, 2005

OTHER
  FUND INFORMATION

PROXY RESULTS (UNAUDITED)
The shareholders of Voyageur Mutual Funds and Voyageur Investment Trust (each, a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                          Voyageur Mutual Funds                           Voyageur Investment Trust
                               ------------------------------------------        -----------------------------------------
                                                           Shares Voted                                    Shares Voted
                               Shares Voted For        Withheld Authority        Shares Voted For       Withheld Authority
                               ----------------        ------------------        ----------------       ------------------
Thomas L. Bennett                20,895,278.656             360,093.72            414,252,335.19            7431,663.104
Jude T. Driscoll                 20,914,639.656             340,732.72            414,251,143.99            1432,854.310
John A. Fry                      20,894,793.656             360,578.72            414,258,738.99            1425,259.310
Anthony D. Knerr                 20,894,488.656             360,883.72            414,258,994.99            1425,003.310
Lucinda S. Landreth              20,879,031.656             376,340.72            414,254,091.17            9429,907.104
Ann R. Leven                     20,857,874.656             397,497.72            414,252,611.99            1431,386.310
Thomas F. Madison                20,905,985,656             349,386.72            414,259,138.99            1424,859.310
Janet L. Yeomans                 20,859,670.656             395,701.72            414,251,014.19            7432,984.104
J. Richard Zecher                20,914,639.656             340,732.72            414,248,580.99            1432,417.310

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                                             For              Against               Abstain
                                                             ---              -------               -------
Delaware Tax-Free Missouri Insured Fund                 2,547,568.583        127,364.617           50,056.412
Delaware Tax-Free Oregon Insured Fund                   2,275,818.354        163,301.607          165,753.881

3. To approve the restructuring of Voyageur Investment Trust from a Massachusetts business trust to a Delaware statutory trust. For Against

                                                             For              Against               Abstain
                                                             ---              -------               -------
Delaware Tax-Free Missouri Insured Fund                 2,604,153.347         62,240.404           56,595.861
Delaware Tax-Free Oregon Insured Fund                   2,345,020.965        143,072.177          116,780.700

BOARD CONSIDERATION OF DELAWARE TAX-FREE IDAHO FUND, DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Boards of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Oregon Insured Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the

OTHER
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)

Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE TAX-FREE MISSOURI INSURED FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional Missouri municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the third quartile. The Board noted that the Fund's performance results were mixed. The Board also noted that, relative to the other funds in the Fund's Performance Universe, the Fund was underexposed to uninsured paper. Based upon the Fund's investment restrictions and the composition of the Performance Universe, the Board was satisfied with the Fund's performance results.

DELAWARE TAX-FREE OREGON INSURED FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional single-state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

OTHER
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE TAX-FREE MISSOURI INSURED FUND AND DELAWARE TAX-FREE OREGON INSURED FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE TAX-FREE MISSOURI INSURED FUND -- The expense comparisons for the Fund showed that its management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through October 2005. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

DELAWARE TAX-FREE OREGON INSURED FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through October 2005. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                        POSITION(S) HELD                                                      COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)        BY TRUSTEE             TRUSTEE
   BIRTHDATE                FUND(S)               SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           92                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                  and Trustee        1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT          Trustee               Since             Private Investor -             92                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 1, 1927                                               (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
   JOHN A. FRY              Trustee               4 Years         President - Franklin &           75           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                            (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938

LICINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         92                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NUMBER OF               OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                        POSITION(S) HELD                                                      COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND        WITH THE EQUITY       LENGTH OF TIME    PRINCIPAL OCCUPATION(S)        BY TRUSTEE             TRUSTEE
   BIRTHDATE                 FUND(S)               SERVED           DURING PAST 5 YEARS         OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                           Director
                                                                 (January 1993 - Present)                            and Audit
                                                                                                                Committee Member -
                                                                                                                CenterPoint Energy
February 25, 1936
                                                                                                                     Director
                                                                                                                     and Audit
                                                                                                                Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                     Director
                                                                                                                     and Audit
                                                                                                                Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director
                                                                                                                     and Audit
                                                                                                                Committee Member -
                                                                                                                Valmont Industries
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                   None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.
------------------------------------------------------------------------------------------------------------------------------------
J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments

 August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments

November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA          Treasurer                               at different times at
     19103                                                          Delaware Investments

June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                        AFFILIATED OFFICERS                    CONTACT INFORMATION
JUDE T. DRISCOLL                         MICHAEL P. BISHOF                      INVESTMENT MANAGER
Chairman                                 Senior Vice President and              Delaware Management Company,
Delaware Investments Family of Funds     Chief Financial Officer                a Series of Delaware Management Business Trust
Philadelphia, PA                         Delaware Investments Family of Funds   Philadelphia, PA
                                         Philadelphia, PA
THOMAS L. BENNETT                                                               National Distributor
Private Investor                         RICHELLE S. MAESTRO                    Delaware Distributors, L.P.
Rosemont, PA                             Executive Vice President,              Philadelphia, PA
                                         Chief Legal Officer and Secretary
JOHN A. FRY                              Delaware Investments Family of Funds   SHAREHOLDER SERVICING, DIVIDEND
President                                Philadelphia, PA                       DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                     Delaware Service Company, Inc.
Lancaster, PA                            JOHN J. O'CONNOR                       2005 Market Street
                                         Senior Vice President and Treasurer    Philadelphia, PA 19103-7094
ANTHONY D. KNERR                         Delaware Investments Family of Funds
Managing Director                        Philadelphia, PA                       FOR SHAREHOLDERS
Anthony Knerr & Associates                                                      800 523-1918
New York, NY
                                                                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                 800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                WEB SITE
                                                                                www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------



(9755)                                                        Printed in the USA
AR-CORN [8/05] IVES 10/05                                   MF-05-07-034 PO10447

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett(1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4.  Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $39,000 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $65,070 for the fiscal year ended August 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $37,575 for the registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

----------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/ Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $7,700 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $8,750 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $212,935 and $221,565 for the registrant's fiscal years ended August 31, 2005 and August 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


VOYAGEUR INVESTMENT TRUST


         Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005


         Michael P. Bishof
--------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    November 2, 2005